UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-22724

Exact name of registrant as specified in charter:	PGIM Global Short Duration High Yield Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	7/31/2018

Date of reporting period:	7/31/2018

Item 1 – Reports to Stockholders

PGIM GLOBAL SHORT DURATION HIGH YIELD FUND, INC.

(Formerly known as Prudential Global Short Duration High Yield Fund, Inc.)

ANNUAL REPORT

JULY 31, 2018

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: High level of current income

Highlights (unaudited)

•	The primary driver of Fund returns during the reporting period was very strong issue selection, principally among U.S. high yield securities and developed European high yield securities.

•

Within U.S. high yield bonds, the top single-name contributors were overweights to Bombardier (aerospace & defense), Vistra Energy (electric utilities), Tenet Healthcare (healthcare & pharmaceuticals), Ascent Resources (upstream energy), and Ferrellgas Partners, L.P. (upstream energy).

•

A few of the largest single name detractors included overweight positions in Community Health Systems (healthcare & pharmaceuticals), PetSmart (retail), Galapagos (industrial), and Frontera Energy (upstream energy).

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PGIM is a Prudential Financial company. © 2018 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM Global Short Duration High Yield Fund, Inc.	3

This Page Intentionally Left Blank

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Global Short Duration High Yield Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that while the Fund’s name and CUSIP number have changed, its management, operation, and ticker symbol remained the same.*

Over the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In June, the Federal Reserve hiked interest rates for the seventh time since 2015, based on confidence in the economy.

Equity returns were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly in the middle of the period on inflation concerns, rising interest rates, and a potential global trade war, but it decreased as the period ended.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors. Although they finished the period with negative returns, US investment-grade corporate bonds outperformed US government nominal bonds. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Global Short Duration High Yield Fund, Inc.

September 14, 2018

*The Prudential Day One Funds did not change their names.

PGIM Global Short Duration High Yield Fund, Inc.	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain more recent performance data by visiting our website at www.pgiminvestments.com.

Investment Objective

The Fund seeks to provide a high level of current income by investing primarily in higher-rated, below-investment-grade fixed income instruments of issuers located around the world, including emerging markets.* The Fund seeks to maintain a weighted average portfolio duration of three years or less and a weighted average maturity of five years or less.

*There can be no guarantee the Fund will achieve its objective. Higher-rated high yield bonds, commonly referred to as “junk bonds,” are below investment grade and are considered speculative. They are rated Ba, B by Moody’s Investors Service, Inc. (Moody’s); BB, B by S&P Global Ratings (S&P) and Fitch, Inc. (Fitch); or comparably rated by another nationally recognized statistical rating organization (NRSRO), or if unrated, are considered by PGIM Fixed Income to be of comparable quality.

Performance Snapshot as of 7/31/18
Price Per Share	Total Return for 12 Months Ended 7/31/18
$16.17 (NAV)	4.03%
$13.63 (Market Price)	–2.96%

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Source: PGIM Investments LLC.

Key Fund Statistics as of 7/31/18
Duration	2.98 years	Average Maturity	4.06 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the Fund’s bonds.

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Credit Quality expressed as a percentage of total investments as of 7/31/18 (%)
BBB	4.8
BB	43.8
B	45.9
CCC	4.8
C	0.1
Not Rated	1.1
Cash/Cash Equivalents	–0.5
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by an NRSRO such as Moody’s, S&P, or Fitch. Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Yield and Dividends as of 7/31/18
Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Yield at Market Price as of 7/31/18
$1.04	$0.0825	7.26%

Yield at Market Price is the annualized rate determined by dividing current monthly dividend paid per share by the market price per share as of July 31, 2018.

PGIM Global Short Duration High Yield Fund, Inc.	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Global Short Duration High Yield Fund’s shares returned –2.96% based on market price and 4.03% based on net asset value (NAV) during the 12-month reporting period that ended July 31, 2018. For the same period, the Bloomberg Barclays Global High Yield Ba/B 1-5 Year 1% Constrained Index (the Index) returned 2.85% and the Lipper Closed End High Yield Leveraged Funds Average returned 3.40%. All returns reflect reinvestment of dividends.

What were market conditions?

•

2017 was not expected to be a good year for bonds. There was so much for the bond market to fear. European and Japanese interest rates had risen as the European Central Bank (ECB) and Bank of Japan (BoJ) began their respective stylized tapering. The U.S. had its Republican sweep, bringing with it expectations for pro-cyclical fiscal stimuli and upside risks for Federal Reserve (Fed) rate hikes. All said, this confluence of events was expected to finally torpedo the decades-old bond bull market.

•

While European political fears turned out to be a bit overblown, all of the other fears were more or less grounded. The ECB and BoJ continued to reduce their purchases, fiscal stimulus in the U.S. was on the way, and the world’s economy generally continued to improve. But thanks to positive yield curves lending a little yield and roll-down advantage relative to cash, coupled with a little more spread tightening (i.e., narrower spreads between yields on U.S. Treasuries versus other types of bonds with comparable maturities), 2017 confounded many of the initial expectations and turned out to be yet another solid year for fixed income. Broad benchmarks generally outperformed cash and, as many expected, the higher-yielding sectors turned in particularly impressive performance.

•

The markets struggled at the end of the period as the fears on the trade and political fronts that emerged early in 2018 were realized in the second quarter to varying degrees, while the long shadow of quantitative tightening continued to stretch across the markets. The trade conflicts started getting awkward at the G20 but then became real as U.S. barbs were met with tit-for-tat measures, which PGIM Fixed Income believes are at risk of intensifying during the third quarter of this year and beyond. (The G20, or Group of Twenty, is an international forum for governments representing 19 of the world’s largest economies and the European Union.) The results from the elections in Italy in the first quarter of 2018 transformed into a market nightmare in the second quarter as renegade parties entered a coalition with a platform that appeared to jeopardize Italy’s finances and its relationship with Europe. Meanwhile, emerging market developments, including elections in Turkey and Mexico, raised concerns about the potential rise in policy heterodoxy. Over the first half of 2018, these concerns fueled a continued widening of spreads from the tight spreads in the first quarter, which may have gotten a bit ahead of fundamentals.

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•

Within the global high yield market, both the U.S. and European segments contributed consistent returns over the reporting period, particularly in the early months of 2018 when most fixed income asset classes experienced a bout of volatility. However, the emerging markets slice of the market was quite turbulent and was an overall drag on the broader Bloomberg Barclays Global High Yield Index, which returned 1.82% during the period. The short duration, higher-quality sub-style of global high yield fared better than the broader index as investors flocked in on the curve amid rising interest rate fears. The Index returned 2.85% for the period.

•

For the reporting period as a whole, the best-performing sectors included upstream energy, food & drug retail, and electric utilities. Emerging markets debt, as well as the consumer products and automotive sectors, lagged. From a quality perspective, the lowest-rated credits continued to outperform. CCC-rated credits outpaced the more interest-rate-sensitive BB-rated segment, as well as the broad market overall—a continued theme from the previous reporting period.

•

The Moody’s 12-month global speculative grade default rate ended the reporting period at 2.8%—down from 3.0% at the end of June. The retail sector contributed the most to default activity around the globe, accounting for 11 of the 49 defaults year-to-date through July 2018. This followed a challenging 2017 when the retail sector tallied 13 defaults. Stress for retail companies will likely continue throughout 2018. Looking ahead, Moody’s expects the global default rate to fall to 2% during the next 12 months. Global economic momentum, generally good liquidity, and low refinancing risk are likely to support the decline.

What worked?

•

The primary driver of Fund returns during the reporting period was very strong issue selection, principally among U.S. high yield securities and developed European high yield securities. Within U.S. high yield bonds, the top single-name contributors were overweights to Bombardier (aerospace & defense), Vistra Energy (electric utilities), Tenet Healthcare (healthcare & pharmaceuticals), Ascent Resources (upstream energy), and Ferrellgas Partners, L.P. (upstream energy). Within developed Europe, overweight positions relative to the Index in Coveris (paper & packaging) and Intelsat (cable & satellite), coupled with an underweight in Groupe Euris (consumer non-cyclical), were the top contributors to performance.

•

The Fund also benefited from positioning at the regional level. This was primarily driven by an overweight in the U.S. high yield portion of the Index, which outperformed the broader global short duration high yield market. An underweight in emerging markets further boosted returns.

PGIM Global Short Duration High Yield Fund, Inc.	9

Strategy and Performance Overview (continued)

What didn’t work?

•

A few of the largest single-name detractors included overweight positions in Community Health Systems (healthcare & pharmaceuticals), PetSmart (retail), Galapagos (industrial), and Frontera Energy (upstream energy).

How did the Fund’s borrowing (leverage) strategy affect its performance?

•	The Fund’s use of leverage contributed positively to results as the returns generated by the securities purchased were in excess of the cost of borrowing.

•	As of July 31, 2018, the Fund had borrowed $258 million and was about 28.1% leveraged. During the reporting period, the average amount of leverage utilized by the Fund was about 27.4%.

Did the Fund use derivatives and how did they affect performance?

•

Derivatives in the form of forward currency exchange contracts were used to hedge against the Fund’s positions not denominated in US dollars. The derivatives help immunize any impact from fluctuating currencies outside of the US dollar.

Current outlook

•

PGIM Fixed Income maintains a neutral view of high yield securities overall on the belief that solid fundamentals (strong earnings and low defaults) and favorable technicals (limited net supply and persistent institutional demand from Asia) appear to be almost fully priced in by the markets.

•

Within European high yield, expectations are for spreads to continue tightening modestly in the short and medium term from their levels at the end of the period, supported by solid fundamentals, reasonable earnings growth, and a decent macro environment in Europe.

•

The longer-term outlook is tempered by several ongoing macro concerns, combined with political uncertainties involving Italy, potential aggressive underwriting resulting from tight spreads, and continued demand for leveraged finance products. Additionally, PGIM Fixed Income is concerned about the timing of the next U.S. recession, which would likely be the key driver of high yield returns over the next 12 months, providing less reason to be bullish on the asset class.

Were there any changes to the management of the Fund’s portfolio?

•

Effective September 30, 2018, Terence Wheat will no longer serve as a portfolio manager for the Fund. Given the depth and experience of the Fund’s existing portfolio management team, PGIM Fixed Income does not believe that any additional portfolio managers are currently necessary, and that Mr. Wheat’s removal will not have any material impact on the Fund’s investment strategy.

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Benchmark Definitions

Bloomberg Barclays Global High Yield Ba/B 1–5 Year 1% Issuer Constrained Index—The Bloomberg Barclays Global High Yield Ba/B 1–5 Year 1% Issuer Constrained Index is an unmanaged index which represents the performance of short duration higher-rated high yield bonds in the United States, developed markets, and emerging markets.

Source: Bloomberg Barclays.

Lipper Closed End High Yield Leveraged Funds Average—The Lipper Closed End High Yield Funds (Leveraged) Average (Lipper Average) represents returns based on an average return of 35 funds in the Lipper Closed-End High Yield Funds (Leveraged) universe.

Investors cannot invest directly in an index or average.

Looking for additional information?

The Fund is traded under the symbol “GHY,” and its closing market price is available on most financial websites under the NYSE listings. The daily NAV is available online under the symbol “XGHYX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on www.pgiminvestments.com.

In a continuing effort to provide information concerning the Fund, shareholders may go to www.pgiminvestments.com or call (800) 451-6788 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price, and other information.

PGIM Global Short Duration High Yield Fund, Inc.	11

Schedule of Investments

as of July 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
LONG-TERM INVESTMENTS 137.7%

BANK LOANS 19.2%

Aerospace & Defense 0.1%
StandardAero Aviation Holdings, Inc., Initial Term Loan, 1 Month LIBOR + 3.750%	5.830	%(c)	07/07/22		893	$889,923

Capital Goods 1.5%
Eagle Bidco Ltd. (United Kingdom), Term Loan	—	(p)	05/12/22	GBP	3,650	4,753,652
Kiwi VFS SUB II Sarl (Luxembourg), Facility B1 Loan, 3 Month GBP LIBOR + 4.000%	4.687	(c)	07/29/24	GBP	3,875	5,054,315

						9,807,967

Chemicals 0.6%
Solenis International LP, First Lien Initial Dollar Term Loan, 3 Month LIBOR + 4.000%	6.179	(c)	12/26/23		4,000	4,017,000

Commercial Services 0.7%
Laureate Education, Inc., Series 2024 Term Loan, 1 Month LIBOR + 3.500%	5.577	(c)	04/26/24		4,459	4,466,128

Computers 0.3%
Exela Intermediate LLC, 2018 Repriced Term Loan, 2 Month LIBOR + 6.500%	8.826	(c)	07/12/23		1,962	1,962,500

Consumer Services 1.9%
Diamond (BC) BV, Initial Euro Term Loan, 1 Month EURIBOR + 3.250%	3.250	(c)	09/06/24	EUR	4,303	4,931,485
Richmond UK Bidco Ltd. (United Kingdom), Facility B, 1 Month GBP LIBOR + 4.250%	4.930	(c)	03/03/24	GBP	583	748,833
Verisure Holding AB (Sweden), Facility B1E, 3 Month EURIBOR + 3.000%	3.000	(c)	10/21/22	EUR	3,000	3,458,335
West Corp., Initial Term B Loan, 1 Month LIBOR + 4.000%	6.077	(c)	10/10/24		3,706	3,703,288

						12,841,941

See Notes to Financial Statements.

PGIM Global Short Duration High Yield Fund, Inc.	13

Schedule of Investments (continued)

as of July 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
BANK LOANS (Continued)

Foods 0.7%
Froneri International PLC (United Kingdom), Facility B3, 1 Month GBP LIBOR + 3.250%	3.930	%(c)	01/31/25	GBP	2,600	$3,385,593
Shearer’s Foods LLC, First Lien Term Loan, 1 Month LIBOR + 4.250%	6.327	(c)	06/30/21		1,621	1,589,616

						4,975,209

Healthcare & Pharmaceuticals 2.2%
Financiere Verdi I SAS (France), Facility B1, 3 Month GBP LIBOR + 4.750%	5.424	(c)	07/21/23	GBP	6,000	7,835,880
HomeVi SAS (France), Senior Facility B, 3 Month EURIBOR + 3.250%	3.250	(c)	10/31/24	EUR	2,650	3,080,688
Nidda Healthcare Holding AG (Germany), Facility C-GBP, 3 Month GBP LIBOR + 4.500%	4.792	(c)	08/21/24	GBP	52	67,051
Unilabs Diagnostics AB (Sweden), Facility B2, 1 - 6 Month EURIBOR + 2.850%	2.875	(c)	04/19/24	EUR	3,300	3,743,071

						14,726,690

Insurance 0.2%
Asurion LLC, Term Loan	—	(p)	08/04/25		1,300	1,318,958

Internet 1.4%
McAfee LLC,
Closing Date Euro Term Loan, 3 Month EURIBOR + 4.250%	4.250	(c)	09/30/24	EUR	1,393	1,631,421
Closing Date USD Term Loan, 1 Month LIBOR + 4.500%	6.572	(c)	09/30/24		5,094	5,128,177
Second Lien Initial Loan, 1 Month LIBOR + 8.500%	10.572	(c)	09/29/25		2,225	2,263,938

						9,023,536

Media 0.3%
Radiate Holdco LLC, Term Loan	—	(p)	02/01/24		1,900	1,882,056

Mining 0.2%
Aleris International, Inc., First Lien Initial Term Loan, 1 Month LIBOR + 4.750%	6.827	(c)	02/27/23		1,050	1,058,531

See Notes to Financial Statements.

14

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
BANK LOANS (Continued)

Oil & Gas 1.3%
EG Finco Ltd. (United Kingdom),
Second Lien Term Loan, 2 Month EURIBOR + 7.750%	8.750	%(c)	04/06/26	EUR	2,675	$3,094,761
Term B, 3 Month GBP LIBOR + 4.750%	5.435	(c)	02/06/25	GBP	4,040	5,260,253

						8,355,014

Other Industry 0.7%
WowMidco SAS (France), Facility B2, 6 Month EURIBOR + 3.500%	3.500	(c)	03/16/23	EUR	4,000	4,642,298

Retail 1.9%
CEC Entertainment, Inc., First Lien Term B Loan, 1 Month LIBOR + 3.250%	5.327	(c)	02/15/21		3,691	3,469,852
Sally Holdings LLC, Term B-2 Loan^	4.500		07/05/24		3,255	3,100,387
Thom Europe (France), Facility B, 3 Month EURIBOR + 4.500%	4.500	(c)	08/07/24	EUR	5,100	5,894,079

						12,464,318

Software 1.3%
BMC Software Finance, Inc., Initial B-2 US Term Loan, 1 Month LIBOR + 3.250%	5.327	(c)	09/10/22		4,303	4,303,405
Infor (US), Inc., Tranche B-6 Term Loan, 1 Month LIBOR + 2.750%	4.827	(c)	02/01/22		735	735,607
Informatica LLC, Dollar Term B-1 Loan, 1 Month LIBOR + 3.250%	5.327	(c)	08/05/22		1,309	1,313,663
Symantec Corp., Term A-5 Loan, 3 Month LIBOR + 1.750%	4.080	(c)	08/01/21		2,493	2,477,297

						8,829,972

Technology 1.5%
Banff Merger Sub, Inc., Term Loan	—	(p)	06/28/25		4,050	4,045,602
BMC Foreign Holding Co., Initial B-2 Foreign Euro Term Loan, 3 Month EURIBOR + 3.750%	3.750	(c)	09/12/22	EUR	2,779	3,249,608
Camelia Bidco Ltd. (United Kingdom), Facility B1, 3 Month GBP LIBOR + 4.750%	5.424	(c)	10/10/24	GBP	2,200	2,860,523

						10,155,733

See Notes to Financial Statements.

PGIM Global Short Duration High Yield Fund, Inc.	15

Schedule of Investments (continued)

as of July 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
BANK LOANS (Continued)

Telecommunications 2.4%
Digicel International Finance Ltd., First Lien Initial Term B Loan, 1 Month LIBOR + 3.250%	5.330	%(c)	05/27/24	2,829	$2,694,268
Intelsat Jackson Holdings SA (Luxembourg),
Tranche B-3 Term Loan, 1 Month LIBOR + 3.750%	5.827	(c)	11/27/23	2,000	2,003,056
Tranche B-5 Term Loan	6.625		01/02/24	3,695	3,843,724
Xplornet Communications, Inc. (Canada), New Term B Loan, 3 Month LIBOR + 4.000%^	6.334	(c)	09/09/21	7,118	7,144,829

					15,685,877

Tobacco 0.0%
Jacobs Douwe Egberts B.V. (Netherlands), Term Loan	—	(p)	07/01/22	202	235,987

TOTAL BANK LOANS (cost $127,039,074)					127,339,638

CORPORATE BONDS 110.5%

Argentina 0.6%
Cablevision SA,
Sr. Unsec’d. Notes	6.500		06/15/21	500	497,855
Sr. Unsec’d. Notes, 144A	6.500		06/15/21	2,286	2,276,193
YPF SA, Sr. Unsec’d. Notes	8.500		03/23/21	1,500	1,554,000

					4,328,048

Brazil 1.3%
Banco do Brasil SA, Gtd. Notes(aa)	3.875		10/10/22	1,000	955,810
Braskem Finance Ltd., Gtd. Notes, 144A	5.750		04/15/21	4,000	4,140,040
Caixa Economica Federal, Sr. Unsec’d. Notes, 144A	3.500		11/07/22	1,000	951,500
Petrobras Global Finance BV,
Gtd. Notes	6.125		01/17/22	297	307,900
Gtd. Notes(aa)	8.375		05/23/21	1,960	2,155,020

					8,510,270

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Canada 7.1%
Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	7.500%	12/01/24		8,300	$8,829,125
Sr. Unsec’d. Notes, 144A(aa)	8.750	12/01/21		5,725	6,318,969
Brookfield Residential Properties, Inc., Gtd. Notes, 144A(aa)	6.500	12/15/20		3,025	3,058,275
Cascades, Inc., Gtd. Notes, 144A(aa)	5.500	07/15/22		2,279	2,261,907
Mattamy Group Corp., Sr. Unsec’d. Notes, 144A(aa)	6.875	12/15/23		2,675	2,734,652
MEG Energy Corp.,
Gtd. Notes, 144A(aa)	6.375	01/30/23		5,650	5,099,125
Gtd. Notes, 144A	7.000	03/31/24		400	361,500
Mercer International, Inc., Sr. Unsec’d. Notes(aa)	7.750	12/01/22		711	746,550
New Gold, Inc., Gtd. Notes, 144A(aa)	6.250	11/15/22		3,170	2,987,725
NOVA Chemicals Corp.,
Sr. Unsec’d. Notes, 144A(aa)	4.875	06/01/24		5,485	5,298,236
Sr. Unsec’d. Notes, 144A	5.250	08/01/23		930	928,838
Quebecor Media, Inc., Sr. Unsec’d. Notes(aa)	5.750	01/15/23		2,830	2,907,825
Rockpoint Gas Storage Canada Ltd., Sr. Sec’d. Notes, 144A(aa)	7.000	03/31/23		2,175	2,164,125
Teck Resources Ltd.,
Gtd. Notes	4.500	01/15/21		650	659,750
Gtd. Notes, 144A(aa)	8.500	06/01/24		2,442	2,689,252

					47,045,854

Chile 0.7%
VTR Finance BV, Sr. Sec’d. Notes, 144A(aa)	6.875	01/15/24		4,500	4,651,425

China 0.1%
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC, Sr. Sec’d. Notes, 144A	7.500	05/01/25		625	621,875

France 1.5%
Banijay Group SAS, Sr. Sec’d. Notes, 144A	4.000	07/01/22	EUR	375	455,080

See Notes to Financial Statements.

PGIM Global Short Duration High Yield Fund, Inc.	17

Schedule of Investments (continued)

as of July 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

France (cont’d.)
Loxam SAS, Sr. Sec’d. Notes, 144A(aa)	3.500%		04/15/22	EUR	1,600	$1,924,741
Picard Groupe SAS, Sec’d. Notes, 144A, 3 Month EURIBOR + 3.000%(aa)	3.000	(c)	11/30/23	EUR	4,350	5,035,578
Verallia Packaging SASU, Sr. Sec’d. Notes, 144A	5.125		08/01/22	EUR	2,000	2,398,630

						9,814,029

Germany 2.0%
BMBG Bond Finance SCA, Sr. Sec’d. Notes, 144A	3.000		06/15/21	EUR	2,000	2,366,440
IHO Verwaltungs GmbH,
Sr. Sec’d. Notes, 144A, Cash coupon 2.750% or PIK 3.500%(aa)	2.750		09/15/21	EUR	8,500	10,079,554
Sr. Sec’d. Notes, 144A, Cash coupon 4.125% or PIK 4.875%, 144A(aa)	4.125		09/15/21		1,075	1,061,562

						13,507,556

Guatemala 0.1%
Comunicaciones Celulares SA Via Comcel Trust, Sr. Unsec’d. Notes	6.875		02/06/24		1,000	1,037,570

Indonesia 0.1%
TBG Global Pte Ltd., Gtd. Notes	5.250		02/10/22		522	514,958

Ireland 1.5%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Gtd. Notes, 144A	6.750		05/15/24	EUR	400	505,311
Sr. Sec’d. Notes, 144A	4.250		09/15/22		2,800	2,751,000
Avolon Holdings Funding Ltd., Gtd. Notes, 144A	5.500		01/15/23		750	746,250
eircom Finance DAC, Sr. Sec’d. Notes, 144A	4.500		05/31/22	EUR	1,000	1,194,253
Park Aerospace Holdings Ltd.,
Gtd. Notes, 144A	4.500		03/15/23		250	238,750
Gtd. Notes, 144A	5.250		08/15/22		3,750	3,750,000
Gtd. Notes, 144A	5.500		02/15/24		525	518,437

						9,704,001

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Israel 0.3%
Teva Pharmaceutical Finance, Sr. Unsec’d. Notes(aa)	3.250%		04/15/22	EUR	1,425	$1,711,540

Italy 0.4%
Wind Tre SpA, Sr. Sec’d. Notes, 144A(aa)	2.625		01/20/23	EUR	2,625	2,912,216

Jamaica 0.3%
Digicel Group Ltd.,
Sr. Unsec’d. Notes	8.250		09/30/20		950	691,125
Sr. Unsec’d. Notes, 144A	8.250		09/30/20		500	363,750
Digicel Ltd.,
Sr. Unsec’d. Notes	6.000		04/15/21		500	462,500
Sr. Unsec’d. Notes, 144A	6.000		04/15/21		400	370,000

						1,887,375

Luxembourg 1.0%
ARD Finance SA, Sr. Sec’d. Notes, Cash coupon 7.125% or PIK 7.875%	7.125		09/15/23		1,000	1,010,000
Galapagos SA, Sr. Sec’d. Notes, 3 Month EURIBOR + 4.750%	4.429	(c)	06/15/21	EUR	3,146	3,128,048
LSF9 Balta Issuer SARL, Sr. Sec’d. Notes	7.750		09/15/22	EUR	1,393	1,695,860
Monitchem HoldCo 3 SA, Sr. Sec’d. Notes	5.250		06/15/21	EUR	450	519,859

						6,353,767

Mexico 0.2%
Petroleos Mexicanos, Gtd. Notes(aa)	4.875		01/24/22		1,290	1,299,172

Netherlands 0.9%
United Group BV, Sr. Sec’d. Notes, 144A	4.375		07/01/22	EUR	3,200	3,836,430
UPCB Finance IV Ltd., Sr. Sec’d. Notes, 144A	5.375		01/15/25		2,000	1,930,000

						5,766,430

See Notes to Financial Statements.

PGIM Global Short Duration High Yield Fund, Inc.	19

Schedule of Investments (continued)

as of July 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Russia 2.0%
EuroChem Mineral & Chemical Co. OJSC Via EuroChem Global Investments Ltd., Sr. Unsec’d. Notes, 144A	3.800%	04/12/20		2,000	$1,978,092
Evraz Group SA, Sr. Unsec’d. Notes	6.500	04/22/20		1,000	1,027,320
Gazprom OAO Via Gaz Capital SA,
Sr. Unsec’d. Notes	4.950	07/19/22		645	653,192
Sr. Unsec’d. Notes	6.510	03/07/22		1,470	1,561,875
Sr. Unsec’d. Notes, 144A	4.950	07/19/22		3,500	3,544,450
Sr. Unsec’d. Notes, EMTN	3.600	02/26/21	EUR	2,000	2,479,010
Sr. Unsec’d. Notes, EMTN	5.338	09/25/20	GBP	1,000	1,391,873
Sberbank of Russia Via SB Capital SA, Sr. Unsec’d. Notes	5.717	06/16/21		500	517,665

					13,153,477

South Africa 0.8%
Eskom Holdings SOC Ltd., Sr. Unsec’d. Notes	5.750	01/26/21		1,905	1,878,806
Sasol Financing International Ltd., Gtd. Notes	4.500	11/14/22		3,500	3,438,120

					5,316,926

Spain 0.5%
ContourGlobal Power Holdings SA, Sr. Sec’d. Notes, 144A	5.125	06/15/21	EUR	2,800	3,351,271

Sweden 0.5%
Intrum AB, Sr. Unsec’d. Notes, 144A	2.750	07/15/22	EUR	1,775	2,002,885
Perstorp Holding AB, Sr. Sec’d. Notes	7.625	06/30/21	EUR	732	900,898
Verisure Holding AB, Sr. Sec’d. Notes, 144A	6.000	11/01/22	EUR	450	547,679

					3,451,462

Turkey 0.6%
Turkiye Is Bankasi,
Sr. Unsec’d. Notes	3.750	10/10/18		1,000	996,034
Sr. Unsec’d. Notes	5.000	04/30/20		1,375	1,324,675

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Turkey (cont’d.)
Turkiye Is Bankasi, (cont’d.)
Sr. Unsec’d. Notes, 144A, MTN	5.375%		10/06/21		1,000	$922,000
Sr. Unsec’d. Notes, MTN	5.375		10/06/21		625	576,250

						3,818,959

United Arab Emirates 0.3%
DAE Funding LLC, Gtd. Notes, 144A(aa)	4.500		08/01/22		1,875	1,846,875

United Kingdom 5.8%
B&M European Value Retail SA, Sr. Sec’d. Notes, 144A, MTN	4.125		02/01/22	GBP	425	565,397
Boparan Finance PLC,
Sr. Sec’d. Notes	5.250		07/15/19	GBP	1,700	2,194,376
Sr. Sec’d. Notes(aa)	5.500		07/15/21	GBP	1,575	1,881,036
Cognita Financing PLC, Sr. Sec’d. Notes	7.750		08/15/21	GBP	1,500	2,003,268
CPUK Finance Ltd., Sec’d. Notes, 144A	4.250		02/28/47	GBP	2,575	3,368,627
EC Finance PLC, First Lien, 144A	2.375		11/15/22	EUR	950	1,109,500
Iceland Bondco PLC, Sr. Sec’d. Notes, 144A, 3 Month GBP LIBOR + 4.250%(aa)	5.003	(c)	07/15/20	GBP	182	237,810
Jaguar Land Rover Automotive PLC, Gtd. Notes, 144A(aa)	4.250		11/15/19		1,850	1,852,313
Jerrold Finco PLC, Sr. Sec’d. Notes, 144A, MTN(aa)	6.250		09/15/21	GBP	1,850	2,465,113
Jewel UK Bondco PLC, First Lien, 144A(aa)	8.500		04/15/23	GBP	2,025	2,657,367
Kelda Finance No. 3 PLC, Sr. Sec’d. Notes(aa)	5.750		02/17/20	GBP	1,370	1,856,894
McLaren Finance PLC, Sr. Sec’d. Notes, 144A(aa)	5.000		08/01/22	GBP	3,125	3,963,510
Newday Bondco PLC,
First Lien, 144A, 3 Month GBP LIBOR + 6.500%(aa)	7.206	(c)	02/01/23	GBP	1,250	1,543,448
Sr. Sec’d. Notes, 144A(aa)	7.375		02/01/24	GBP	1,000	1,253,396
Stonegate Pub Co. Financing PLC,
Sr. Sec’d. Notes, 144A(aa)	4.875		03/15/22	GBP	1,275	1,653,333

See Notes to Financial Statements.

PGIM Global Short Duration High Yield Fund, Inc.	21

Schedule of Investments (continued)

as of July 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

United Kingdom (cont’d.)
Stonegate Pub Co. Financing PLC, (cont’d.)
Sr. Sec’d. Notes, 144A, 3 Month GBP LIBOR + 4.375%	5.006	%(c)	03/15/22	GBP	925	$1,203,867
TVL Finance PLC, Sec’d. Notes, 144A, 3 Month GBP LIBOR + 4.875%	5.515	(c)	05/15/23	GBP	1,200	1,549,384
Voyage Care BondCo PLC, Sr. Sec’d. Notes, 144A(aa)	5.875		05/01/23	GBP	1,600	2,101,391
Wagamama Finance PLC, First Lien, 144A(aa)	4.125		07/01/22	GBP	1,250	1,608,144
William Hill PLC, Gtd. Notes(aa)	4.250		06/05/20	GBP	2,500	3,413,661

						38,481,835

United States 81.2%
Acadia Healthcare Co., Inc.,
Gtd. Notes	5.125		07/01/22		600	594,000
Gtd. Notes(aa)	5.625		02/15/23		2,875	2,896,562
AK Steel Corp., Sr. Sec’d. Notes	7.500		07/15/23		2,960	3,056,200
Albertsons Cos., Inc., Sr. Sec’d. Notes, 144A, 3 Month LIBOR + 3.750%	6.085	(c)	01/15/24		850	860,625
Alliance Data Systems Corp.,
Gtd. Notes, 144A(aa)	5.375		08/01/22		2,815	2,826,260
Gtd. Notes, 144A, MTN(aa)	5.875		11/01/21		3,100	3,162,000
Alta Mesa Holdings LP/Alta Mesa Finance Sevices Corp., Gtd. Notes(aa)	7.875		12/15/24		2,650	2,756,000
Altice US Finance I Corp., Sr. Sec’d. Notes, 144A(aa)	5.375		07/15/23		4,530	4,569,637
AMC Entertainment Holdings, Inc., Gtd. Notes	5.875		02/15/22		600	610,500
AMC Networks, Inc., Gtd. Notes(aa)	4.750		12/15/22		1,400	1,400,000
American Axle & Manufacturing, Inc., Gtd. Notes(aa)	7.750		11/15/19		2,800	2,943,500
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec’d. Notes	5.625		05/20/24		450	443,250
Anixter, Inc., Gtd. Notes(aa)	5.625		05/01/19		1,000	1,017,500
Antero Resources Corp.,
Gtd. Notes(aa)	5.375		11/01/21		1,125	1,140,469

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

United States (cont’d.)
Antero Resources Corp., (cont’d.) Gtd. Notes	5.625%	06/01/23	550	$561,000
Ascent Resources Utica Holdings LLC/ARU Finance Corp., Sr. Unsec’d. Notes, 144A(aa)	10.000	04/01/22	5,336	5,896,280
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec’d. Notes, 144A(aa)	6.875	02/15/21	4,725	4,748,625
AV Homes, Inc., Gtd. Notes(aa)	6.625	05/15/22	2,475	2,549,250
B&G Foods, Inc., Gtd. Notes(aa)	4.625	06/01/21	1,775	1,759,469
Bausch Health Cos., Inc., Sr. Sec’d. Notes, 144A(aa)	6.500	03/15/22	650	677,755
Beazer Homes USA, Inc., Gtd. Notes(aa)	8.750	03/15/22	6,750	7,168,837
Blue Cube Spinco LLC,
Gtd. Notes	9.750	10/15/23	675	764,438
Gtd. Notes	10.000	10/15/25	1,130	1,309,388
Brinker International, Inc., Gtd. Notes, 144A	5.000	10/01/24	300	288,750
Calpine Corp.,
Sr. Sec’d. Notes, 144A	5.875	01/15/24	650	653,250
Sr. Unsec’d. Notes(aa)	5.375	01/15/23	3,025	2,885,094
Sr. Unsec’d. Notes(aa)	5.500	02/01/24	2,600	2,405,000
Carmike Cinemas, Inc., Sec’d. Notes, 144A(aa)	6.000	06/15/23	2,750	2,791,250
CCM Merger, Inc., Sr. Unsec’d. Notes, 144A(aa)	6.000	03/15/22	4,775	4,858,562
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes	5.125	02/15/23	400	398,000
Sr. Unsec’d. Notes(aa)	5.250	09/30/22	3,800	3,838,000
Sr. Unsec’d. Notes, 144A(aa)	4.000	03/01/23	2,060	1,967,300
Sr. Unsec’d. Notes, 144A(aa)	5.125	05/01/23	10,565	10,538,587
Sr. Unsec’d. Notes, 144A(aa)	5.875	04/01/24	1,360	1,383,800
CEC Entertainment, Inc., Gtd. Notes(aa)	8.000	02/15/22	1,475	1,305,375
Centene Corp., Sr. Unsec’d. Notes(aa)	5.625	02/15/21	1,325	1,353,984
CenturyLink, Inc., Sr. Unsec’d. Notes, Series S(aa)	6.450	06/15/21	4,895	5,047,969

See Notes to Financial Statements.

PGIM Global Short Duration High Yield Fund, Inc.	23

Schedule of Investments (continued)

as of July 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

United States (cont’d.)
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A(aa)	5.125%	12/15/21		5,975	$5,970,459
Sr. Unsec’d. Notes, 144A(aa)	5.125	12/15/21		7,673	7,653,817
Chemours Co. (The),
Gtd. Notes(aa)	6.625	05/15/23		8,880	9,301,800
Gtd. Notes	7.000	05/15/25		2,400	2,568,000
CHS/Community Health Systems, Inc.,
Gtd. Notes	6.875	02/01/22		784	384,160
Sec’d. Notes, 144A	8.125	06/30/24		837	688,433
Sr. Sec’d. Notes(aa)	6.250	03/31/23		1,825	1,697,250
CIT Group, Inc., Sr. Unsec’d. Notes	5.250	03/07/25		1,100	1,124,750
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A(aa)	10.750	02/15/20		7,600	8,086,780
Clean Harbors, Inc., Gtd. Notes(aa)	5.125	06/01/21		1,800	1,804,500
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes, Series A(aa)	6.500	11/15/22		2,715	2,763,001
Gtd. Notes, Series A(aa)	7.625	03/15/20		1,965	1,955,175
Gtd. Notes, Series B(aa)	6.500	11/15/22		1,300	1,329,250
Gtd. Notes, Series B(aa)	7.625	03/15/20		1,845	1,849,059
Cleveland-Cliffs, Inc., Sr. Sec’d. Notes, 144A(aa)	4.875	01/15/24		4,581	4,477,927
CNX Resources Corp.,
Gtd. Notes(aa)	5.875	04/15/22		3,518	3,525,071
Gtd. Notes(aa)	8.000	04/01/23		940	991,700
CommScope, Inc.,
Gtd. Notes, 144A(aa)	5.000	06/15/21		1,425	1,430,344
Gtd. Notes, 144A(aa)	5.500	06/15/24		1,305	1,318,050
Coty, Inc., Sr. Unsec’d. Notes, 144A(aa)	4.000	04/15/23	EUR	4,675	5,453,019
Crescent Communities LLC/Crescent Ventures, Inc., Sr. Sec’d. Notes, 144A(aa)	8.875	10/15/21		2,140	2,266,688
DCP Midstream Operating LP, Gtd. Notes, 144A(aa)	4.750	09/30/21		1,225	1,240,607
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A(aa)	5.875	06/15/21		4,590	4,700,332
Gtd. Notes, 144A(aa)	7.125	06/15/24		3,180	3,418,500
Denbury Resources, Inc., Sec’d. Notes, 144A	9.000	05/15/21		600	638,250

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

United States (cont’d.)
DISH DBS Corp.,
Gtd. Notes(aa)	5.125%	05/01/20	5,785	$5,741,612
Gtd. Notes	5.875	07/15/22	585	546,975
Gtd. Notes(aa)	6.750	06/01/21	4,005	4,026,226
DPL, Inc., Sr. Unsec’d. Notes(aa)	6.750	10/01/19	2,302	2,371,060
Eldorado Resorts, Inc., Gtd. Notes(aa)	7.000	08/01/23	2,600	2,732,548
EMC Corp., Sr. Unsec’d. Notes(aa)	2.650	06/01/20	1,665	1,623,269
Endeavor Energy Resources LP/EER Finance, Inc., Sr. Unsec’d. Notes, 144A(aa)	5.500	01/30/26	2,325	2,272,688
Endo Finance LLC, Gtd. Notes, 144A	5.750	01/15/22	225	206,438
FBM Finance, Inc., Sr. Sec’d. Notes, 144A(aa)	8.250	08/15/21	1,025	1,066,000
Ferrellgas LP/Ferrellgas Finance Corp.,
Gtd. Notes	6.750	06/15/23	900	778,500
Sr. Unsec’d. Notes	6.750	01/15/22	800	716,000
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.,
Sr. Unsec’d. Notes(aa)	8.625	06/15/20	1,000	970,000
Sr. Unsec’d. Notes(aa)	8.625	06/15/20	2,850	2,764,500
First Data Corp.,
Gtd. Notes, 144A(aa)	7.000	12/01/23	14,375	15,039,844
Sr. Sec’d. Notes, 144A	5.375	08/15/23	418	423,748
Freeport-McMoRan, Inc., Gtd. Notes(aa)	3.875	03/15/23	1,650	1,588,125
FXI Holdings, Inc., Sr. Sec’d. Notes, 144A	7.875	11/01/24	250	243,750
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes(aa)	6.000	05/15/23	2,175	2,142,375
GenOn Energy, Inc.,
Sr. Unsec’d. Notes(d)	7.875	06/15/17	1,750	1,111,250
Sr. Unsec’d. Notes(d)	9.500	10/15/18	3,375	2,109,375
Sr. Unsec’d. Notes(d)	9.875	10/15/20	650	406,250
Global Partners LP/GLP Finance Corp.,
Gtd. Notes	6.250	07/15/22	825	800,250
Gtd. Notes(aa)	7.000	06/15/23	1,450	1,439,125
Golden Nugget, Inc., Gtd. Notes, 144A	8.750	10/01/25	800	830,000

See Notes to Financial Statements.

PGIM Global Short Duration High Yield Fund, Inc.	25

Schedule of Investments (continued)

as of July 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

United States (cont’d.)
Golden Nugget, Inc., (cont’d.) Sr. Unsec’d. Notes, 144A(aa)	6.750%	10/15/24		1,675	$1,670,813
Griffon Corp., Gtd. Notes(aa)	5.250	03/01/22		7,150	6,944,437
HCA Healthcare, Inc., Sr. Unsec’d. Notes(aa)	6.250	02/15/21		5,000	5,206,250
HCA, Inc.,
Gtd. Notes(aa)	7.500	02/15/22		3,375	3,708,281
Sr. Sec’d. Notes(aa)	4.750	05/01/23		1,300	1,316,900
Sr. Sec’d. Notes(aa)	6.500	02/15/20		1,000	1,040,800
Hexion, Inc., Sr. Sec’d. Notes, 144A(aa)	10.375	02/01/22		895	880,456
Hot Topic, Inc., Sr. Sec’d. Notes, 144A(aa)	9.250	06/15/21		1,100	1,067,000
Infor Software Parent LLC/Infor Software Parent, Inc., Sr. Unsec’d. Notes, 144A, Cash coupon 7.125% or PIK 7.875%	7.125	05/01/21		605	611,050
Infor US, Inc.,
Gtd. Notes	5.750	05/15/22	EUR	200	234,898
Gtd. Notes(aa)	6.500	05/15/22		2,525	2,556,562
Sr. Sec’d. Notes, 144A(aa)	5.750	08/15/20		3,827	3,879,621
Informatica LLC, Sr. Unsec’d. Notes, 144A(aa)	7.125	07/15/23		2,130	2,167,275
International Game Technology PLC, Sr. Sec’d. Notes, 144A(aa)	6.250	02/15/22		3,025	3,130,875
International Wire Group, Inc., Sec’d. Notes, 144A(aa)	10.750	08/01/21		1,800	1,696,500
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.,
Sec’d. Notes, 144A(aa)	10.250	11/15/22		1,450	1,571,438
Sr. Sec’d. Notes, 144A(aa)	6.750	11/15/21		4,000	4,130,000
Jacobs Entertainment, Inc., Sec’d. Notes, 144A	7.875	02/01/24		725	757,625
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Gtd. Notes, 144A(aa)	6.375	08/01/23		4,450	4,481,995
JBS Investments GmbH, Gtd. Notes, 144A(aa)	7.750	10/28/20		5,300	5,433,295
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A(aa)	7.250	06/01/21		2,189	2,202,681
Gtd. Notes, 144A(aa)	7.250	06/01/21		2,225	2,238,906
KB Home, Gtd. Notes(aa)	4.750	05/15/19		1,500	1,508,655

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

United States (cont’d.)
KB Home, (cont’d.)
Gtd. Notes	7.625%	05/15/23	250	$266,875
Gtd. Notes	8.000	03/15/20	350	371,875
L Brands, Inc.,
Gtd. Notes	5.625	02/15/22	600	611,250
Gtd. Notes(aa)	5.625	10/15/23	4,500	4,595,625
Gtd. Notes(aa)	6.625	04/01/21	1,750	1,841,875
Gtd. Notes	7.000	05/01/20	250	261,875
Lennar Corp., Gtd. Notes(aa)	4.125	01/15/22	3,125	3,097,656
Level 3 Financing, Inc.,
Gtd. Notes	5.625	02/01/23	750	755,625
Gtd. Notes(aa)	6.125	01/15/21	7,025	7,088,646
LifePoint Health, Inc., Gtd. Notes(aa)	5.500	12/01/21	2,635	2,681,112
M/I Homes, Inc., Gtd. Notes(aa)	6.750	01/15/21	3,125	3,195,312
Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
Gtd. Notes, 144A	4.875	04/15/20	805	794,938
Gtd. Notes, 144A	5.750	08/01/22	2,470	2,247,700
Mediacom Broadband LLC/Mediacom Broadband Corp.,
Sr. Unsec’d. Notes(aa)	5.500	04/15/21	5,285	5,324,637
MEDNAX, Inc., Gtd. Notes, 144A	5.250	12/01/23	1,050	1,042,125
Meritage Homes Corp., Gtd. Notes	7.000	04/01/22	800	860,000
MGM Resorts International,
Gtd. Notes	6.000	03/15/23	650	673,563
Gtd. Notes	6.625	12/15/21	325	346,343
Midcontinent Communications/Midcontinent Finance Corp., Gtd. Notes, 144A(aa)	6.875	08/15/23	1,986	2,090,265
Molina Healthcare, Inc., Gtd. Notes(aa)	5.375	11/15/22	2,150	2,193,000
National CineMedia LLC, Sr. Sec’d. Notes(aa)	6.000	04/15/22	3,200	3,248,000
Navient Corp.,
Sr. Unsec’d. Notes(aa)	6.500	06/15/22	3,510	3,584,587
Sr. Unsec’d. Notes	6.625	07/26/21	625	645,313
NCL Corp. Ltd., Sr. Unsec’d. Notes, 144A	4.750	12/15/21	1,111	1,112,389

See Notes to Financial Statements.

PGIM Global Short Duration High Yield Fund, Inc.	27

Schedule of Investments (continued)

as of July 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

United States (cont’d.)
NCR Corp.,
Gtd. Notes(aa)	4.625%	02/15/21		2,000	$1,972,500
Gtd. Notes	5.000	07/15/22		730	719,963
Gtd. Notes(aa)	6.375	12/15/23		8,055	8,216,100
New Home Co., Inc. (The), Gtd. Notes(aa)	7.250	04/01/22		3,500	3,589,810
Nexstar Broadcasting, Inc., Gtd. Notes, 144A(aa)	6.125	02/15/22		1,260	1,280,475
NGPL PipeCo LLC, Sr. Unsec’d. Notes, 144A(aa)	4.375	08/15/22		1,450	1,453,625
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes, 144A(aa)	5.000	04/15/22		6,535	6,351,203
Novelis Corp., Gtd. Notes, 144A	6.250	08/15/24		2,265	2,270,663
NRG Energy, Inc.,
Gtd. Notes(aa)	6.250	07/15/22		5,350	5,517,187
Gtd. Notes(aa)	6.250	05/01/24		3,560	3,662,350
Nuance Communications, Inc., Gtd. Notes, 144A(aa)	5.375	08/15/20		1,703	1,696,614
Outfront Media Capital LLC/Outfront Media Capital Corp., Gtd. Notes(aa)	5.625	02/15/24		4,860	4,901,261
PetSmart, Inc., Gtd. Notes, 144A	7.125	03/15/23		3,600	2,430,000
PF Chang’s China Bistro, Inc., Gtd. Notes, 144A(aa)	10.250	06/30/20		1,200	1,128,000
PQ Corp., Sr. Sec’d. Notes, 144A(aa)	6.750	11/15/22		1,795	1,884,750
PSPC Escrow Corp., Sr. Unsec’d. Notes(aa)	6.000	02/01/23	EUR	4,904	6,015,225
Qwest Capital Funding, Inc., Gtd. Notes(aa)	6.500	11/15/18		3,150	3,177,720
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Unsec’d. Notes, 144A	6.625	02/15/25		175	163,625
Sr. Unsec’d. Notes, 144A(aa)	6.875	02/15/23		1,240	1,199,700
Range Resources Corp.,
Gtd. Notes	5.000	03/15/23		1,025	982,719
Gtd. Notes(aa)	5.875	07/01/22		1,225	1,231,125
Realogy Group LLC/Realogy Co-Issuer Corp., Gtd. Notes, 144A(aa)	5.250	12/01/21		1,725	1,729,313
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes(aa)	5.750	10/15/20		2,092	2,096,070

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

United States (cont’d.)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, (cont’d.) Sr. Sec’d. Notes, 144A	5.125%	07/15/23	500	$497,200
Rite Aid Corp., Gtd. Notes, 144A	6.125	04/01/23	850	854,250
RP Crown Parent LLC, Sr. Sec’d. Notes, 144A	7.375	10/15/24	2,045	2,091,013
Sable International Finance Ltd., Gtd. Notes, 144A	6.875	08/01/22	2,000	2,090,000
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes(aa)	5.500	02/01/21	2,630	2,666,162
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.500	11/01/23	225	218,250
SBA Communications Corp., Sr. Unsec’d. Notes	4.000	10/01/22	6,205	6,005,323
Scientific Games International, Inc.,
Gtd. Notes	6.250	09/01/20	225	224,438
Gtd. Notes(aa)	6.625	05/15/21	3,925	3,969,156
Select Medical Corp., Gtd. Notes(aa)	6.375	06/01/21	2,500	2,525,000
Sensata Technologies BV, Gtd. Notes, 144A	4.875	10/15/23	937	944,028
Silversea Cruise Finance Ltd., Sr. Sec’d. Notes, 144A	7.250	02/01/25	1,750	1,894,375
Sinclair Television Group, Inc.,
Gtd. Notes(aa)	5.375	04/01/21	3,840	3,864,000
Gtd. Notes(aa)	6.125	10/01/22	2,525	2,569,187
Gtd. Notes, 144A(aa)	5.625	08/01/24	2,210	2,182,375
Sirius XM Radio, Inc., Gtd. Notes, 144A	3.875	08/01/22	550	534,188
Sprint Communications, Inc., Sr. Unsec’d. Notes(aa)	6.000	11/15/22	1,735	1,753,981
Sprint Corp.,
Gtd. Notes(aa)	7.250	09/15/21	4,150	4,362,687
Gtd. Notes(aa)	7.875	09/15/23	3,170	3,383,975
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	5.375	11/15/24	550	544,665
StandardAero Aviation Holdings, Inc., Gtd. Notes, 144A	10.000	07/15/23	1,875	2,015,625
Summit Materials LLC/Summit Materials Finance Corp., Gtd. Notes(aa)	8.500	04/15/22	2,100	2,257,500
Sunoco LP/Sunoco Finance Corp., Gtd. Notes, 144A(aa)	4.875	01/15/23	2,700	2,653,344

See Notes to Financial Statements.

PGIM Global Short Duration High Yield Fund, Inc.	29

Schedule of Investments (continued)

as of July 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

United States (cont’d.)
Surgery Center Holdings, Inc., Gtd. Notes, 144A(aa)	8.875%	04/15/21	2,938	$3,018,795
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A(aa)	5.250	04/15/21	4,775	4,770,368
Gtd. Notes, 144A(aa)	5.625	03/01/24	2,783	2,707,302
Gtd. Notes, 144A	5.875	04/15/23	425	423,810
TEGNA, Inc., Gtd. Notes(aa)	6.375	10/15/23	4,120	4,253,900
Tempur Sealy International, Inc., Gtd. Notes(aa)	5.625	10/15/23	2,645	2,615,244
Tenet Healthcare Corp.,
Sr. Sec’d. Notes	4.375	10/01/21	175	174,344
Sr. Sec’d. Notes(aa)	4.625	07/15/24	2,650	2,567,187
Sr. Sec’d. Notes(aa)	4.750	06/01/20	1,825	1,847,813
Sr. Unsec’d. Notes	6.750	02/01/20	550	566,500
Sr. Unsec’d. Notes(aa)	6.750	06/15/23	8,675	8,806,860
TIBCO Software, Inc., Sr. Unsec’d. Notes, 144A(aa)	11.375	12/01/21	3,035	3,277,800
T-Mobile USA, Inc., Gtd. Notes	6.375	03/01/25	1,280	1,334,400
TPC Group, Inc., Sr. Sec’d. Notes, 144A	8.750	12/15/20	1,000	995,000
TransDigm, Inc., Gtd. Notes(aa)	6.000	07/15/22	3,825	3,892,702
TRI Pointe Group, Inc., Gtd. Notes(aa)	4.875	07/01/21	2,900	2,907,250
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., Gtd. Notes	4.375	06/15/19	850	850,816
Tribune Media Co., Gtd. Notes(aa)	5.875	07/15/22	4,785	4,808,925
U.S. Concrete, Inc., Gtd. Notes	6.375	06/01/24	2,900	2,889,125
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A(aa)	5.125	05/15/23	3,095	2,955,725
Sr. Sec’d. Notes, 144A(aa)	6.750	09/15/22	4,408	4,501,670
VFH Parent LLC/Orchestra Co-Issuer, Inc., Sec’d. Notes, 144A	6.750	06/15/22	400	411,500
VICI Properties 1 LLC/VICI FC, Inc., Sec’d. Notes	8.000	10/15/23	878	970,734
Vistra Energy Corp., Gtd. Notes(aa)	7.375	11/01/22	7,025	7,332,344

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

United States (cont’d.)
Vistra Energy Corp., (cont’d.)
Gtd. Notes(aa)	7.625%	11/01/24	4,450	$4,768,397
Gtd. Notes	8.034	02/02/24	925	971,250
W.R. Grace & Co., Gtd. Notes, 144A	5.625	10/01/24	730	766,500
Wand Merger Corp., Sr. Unsec’d. Notes, 144A	8.125	07/15/23	6,025	6,266,602
WeWork Cos., Inc., Gtd. Notes, 144A	7.875	05/01/25	1,150	1,118,375
William Lyon Homes, Inc.,
Gtd. Notes(aa)	7.000	08/15/22	1,900	1,935,625
Gtd. Notes, 144A(aa)	6.000	09/01/23	2,225	2,180,500
WPX Energy, Inc.,
Sr. Unsec’d. Notes	6.000	01/15/22	275	285,313
Sr. Unsec’d. Notes	8.250	08/01/23	550	622,215
XPO Logistics, Inc., Gtd. Notes, 144A(aa)	6.500	06/15/22	845	868,238
Zayo Group LLC/Zayo Capital, Inc., Gtd. Notes(aa)	6.000	04/01/23	3,280	3,366,100
Zekelman Industries, Inc., Sr. Sec’d. Notes, 144A(aa)	9.875	06/15/23	2,085	2,277,863

				537,458,007

Zambia 0.7%
First Quantum Minerals Ltd., Gtd. Notes, 144A(aa)	7.000	02/15/21	4,380	4,423,800

TOTAL CORPORATE BONDS (cost $735,938,982)				730,968,698

SOVEREIGN BONDS 7.9%

Argentina 1.3%
Argentine Republic Government International Bond,
Sr. Unsec’d. Notes	4.625	01/11/23	2,435	2,187,872
Sr. Unsec’d. Notes	6.250	04/22/19	3,000	3,018,030
Sr. Unsec’d. Notes	6.875	04/22/21	770	771,540
Provincia de Buenos Aires, Sr. Unsec’d. Notes	9.950	06/09/21	2,915	2,973,329

				8,950,771

See Notes to Financial Statements.

PGIM Global Short Duration High Yield Fund, Inc.	31

Schedule of Investments (continued)

as of July 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)

Bahrain 0.4%
Bahrain Government International Bond,
Sr. Unsec’d. Notes	5.500%	03/31/20		1,840	$1,826,274
Sr. Unsec’d. Notes, 144A	5.875	01/26/21		660	655,050

					2,481,324

Brazil 0.3%
Brazilian Government International Bond, Sr. Unsec’d. Notes(aa)	2.875	04/01/21	EUR	1,400	1,704,465

Dominican Republic 0.2%
Dominican Republic International Bond, Sr. Unsec’d. Notes	7.500	05/06/21		1,405	1,483,680

Ecuador 0.2%
Ecuador Government International Bond, Sr. Unsec’d. Notes	10.750	03/28/22		1,550	1,676,325

Egypt 0.5%
Egypt Government International Bond,
Sr. Unsec’d. Notes	5.577	02/21/23		595	590,163
Sr. Unsec’d. Notes, MTN	6.125	01/31/22		2,730	2,767,690

					3,357,853

El Salvador 0.2%
El Salvador Government International Bond, Sr. Unsec’d. Notes	7.750	01/24/23		980	1,035,615

Ghana 0.0%
Ghana Government International Bond, Sr. Unsec’d. Notes	7.875	08/07/23		310	334,505

Iraq 0.1%
Iraq International Bond, Sr. Unsec’d. Notes	6.752	03/09/23		515	512,625

Lebanon 0.5%
Lebanon Government International Bond, Sr. Unsec’d. Notes, EMTN	6.100	10/04/22		2,000	1,775,600

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
SOVEREIGN BONDS (Continued)

Lebanon (cont’d.)
Lebanon Government International Bond, (cont’d.)
Sr. Unsec’d. Notes, GMTN	5.450%	11/28/19	805	$783,104
Sr. Unsec’d. Notes, GMTN	6.000	05/20/19	500	494,740

				3,053,444

Mongolia 0.3%
Mongolia Government International Bond,
Sr. Unsec’d. Notes	5.625	05/01/23	435	424,497
Sr. Unsec’d. Notes, MTN	8.750	03/09/24	270	297,994
Sr. Unsec’d. Notes, MTN	10.875	04/06/21	1,085	1,220,555

				1,943,046

Namibia 0.1%
Namibia International Bonds, Sr. Unsec’d. Notes	5.500	11/03/21	425	434,299

Nigeria 0.1%
Nigeria Government International Bond, Sr. Unsec’d. Notes	6.750	01/28/21	895	936,394

Pakistan 0.5%
Pakistan Government International Bond,
Sr. Unsec’d. Notes	7.250	04/15/19	620	627,006
Sr. Unsec’d. Notes	8.250	04/15/24	900	939,646
Third Pakistan International Sukuk Co. Ltd. (The),
Sr. Unsec’d. Notes	5.500	10/13/21	775	751,697
Sr. Unsec’d. Notes	5.625	12/05/22	870	829,989

				3,148,338

Sri Lanka 0.2%
Sri Lanka Government International Bond, Sr. Unsec’d. Notes	5.875	07/25/22	1,295	1,295,597

Turkey 2.3%
Export Credit Bank of Turkey, Sr. Unsec’d. Notes	5.875	04/24/19	4,495	4,489,444
Turkey Government International Bond,
Sr. Unsec’d. Notes	5.125	03/25/22	1,500	1,436,124
Sr. Unsec’d. Notes	5.625	03/30/21	1,000	985,180

See Notes to Financial Statements.

PGIM Global Short Duration High Yield Fund, Inc.	33

Schedule of Investments (continued)

as of July 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
SOVEREIGN BONDS (Continued)

Turkey (cont’d.)
Turkey Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	6.250%	09/26/22	2,390	$2,362,443
Sr. Unsec’d. Notes	7.000	06/05/20	4,530	4,602,480
Sr. Unsec’d. Notes	7.500	11/07/19	1,310	1,341,571

				15,217,242

Ukraine 0.7%
Ukraine Government International Bond,
Sr. Unsec’d. Notes	7.750	09/01/20	3,895	3,972,900
Sr. Unsec’d. Notes	7.750	09/01/21	650	663,169

				4,636,069

TOTAL SOVEREIGN BONDS (cost $52,301,182)				52,201,592

			Shares
COMMON STOCK 0.1%

Oil, Gas & Consumable Fuels
Frontera Energy Corp. (Colombia)* (cost $878,862)			44,076	642,411

TOTAL LONG-TERM INVESTMENTS (cost $916,158,100)				911,152,339

SHORT-TERM INVESTMENT 0.7%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $4,219,110)(w)			4,219,110	4,219,110

TOTAL INVESTMENTS 138.4% (cost $920,377,210)				915,371,449
Liabilities in excess of other assets(z) (38.4)%				(253,799,460)

NET ASSETS 100.0%				$661,571,989

The following abbreviations are used in the annual report:

See Notes to Financial Statements.

34

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

EMTN—Euro Medium Term Note

EURIBOR—Euro Interbank Offered Rate

GMTN—Global Medium Term Note

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

OJSC—Open Joint-Stock Company

PIK—Payment-in-Kind

EUR—Euro

GBP—British Pound

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $10,245,216 and 1.5% of net assets.
(aa)	Represents security, or a portion thereof, with aggregate value of $542,857,361 segregated as collateral for amount of $258,000,000 borrowed and outstanding as of July 31, 2018.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2018.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(p)	Interest rate not available as of July 31, 2018.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts and unfunded loan commitment held at reporting period end:

Unfunded loan commitment outstanding at July 31, 2018:

Borrower	Principal Amount (000)	Current Value	Unrealized Appreciation	Unrealized Depreciation
Nidda Healthcare Holding AG (Germany), Facility C-GBP, 4.500%, Exp. Date 12/31/18 (cost $3,024,978)	GBP 2,248	$2,917,835	$—	$(107,143)

Forward foreign currency exchange contracts outstanding at July 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 08/02/18	Bank of America	GBP	6,559	$8,624,522	$8,609,256	$—	$(15,266)
Expiring 08/02/18	Bank of America	GBP	1,355	1,781,513	1,778,284	—	(3,229)
Expiring 08/02/18	Barclays Capital Group	GBP	6,559	8,615,142	8,609,256	—	(5,886)
Expiring 08/02/18	Citigroup Global Markets	GBP	6,559	8,625,807	8,609,256	—	(16,551)
Expiring 08/02/18	Goldman Sachs & Co.	GBP	6,559	8,614,027	8,609,256	—	(4,771)
Expiring 08/02/18	Hong Kong & Shanghai Bank	GBP	6,559	8,613,568	8,609,256	—	(4,312)
Expiring 08/02/18	JPMorgan Chase	GBP	6,559	8,629,572	8,609,256	—	(20,316)

See Notes to Financial Statements.

PGIM Global Short Duration High Yield Fund, Inc.	35

Schedule of Investments (continued)

as of July 31, 2018

Forward foreign currency exchange contracts outstanding at July 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound (cont’d.),
Expiring 08/02/18	Morgan Stanley	GBP	6,559	$8,583,395	$8,609,256	$25,861	$—
Expiring 08/02/18	UBS AG	GBP	6,559	8,603,073	8,609,256	6,183	—
Euro,
Expiring 08/02/18	Bank of America	EUR	9,365	10,942,069	10,950,351	8,282	—
Expiring 08/02/18	Barclays Capital Group	EUR	9,365	10,915,735	10,950,351	34,616	—
Expiring 08/02/18	Citigroup Global Markets	EUR	9,365	10,934,951	10,950,351	15,400	—
Expiring 08/02/18	Citigroup Global Markets	EUR	9,365	10,934,951	10,950,351	15,400	—
Expiring 08/02/18	Goldman Sachs & Co.	EUR	9,365	10,921,373	10,950,351	28,978	—
Expiring 08/02/18	Hong Kong & Shanghai Bank	EUR	9,365	10,914,350	10,950,351	36,001	—
Expiring 08/02/18	Hong Kong & Shanghai Bank	EUR	892	1,035,477	1,042,806	7,329	—
Expiring 08/02/18	JPMorgan Chase	EUR	9,365	10,944,035	10,950,351	6,316	—
Expiring 08/02/18	Morgan Stanley	EUR	9,365	10,885,319	10,950,351	65,032	—
Expiring 08/02/18	UBS AG	EUR	9,365	10,911,540	10,950,351	38,811	—
Expiring 08/02/18	UBS AG	EUR	673	787,829	787,339	—	(490)

				$170,818,248	$171,035,636	$288,209	$(70,821)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 08/02/18	Barclays Capital Group	GBP	7,465	$9,899,999	$9,797,531	$102,468	$—
Expiring 08/02/18	Citigroup Global Markets	GBP	7,465	9,903,358	9,797,531	105,827	—
Expiring 08/02/18	Goldman Sachs & Co.	GBP	7,465	9,896,670	9,797,531	99,139	—
Expiring 08/02/18	Hong Kong & Shanghai Bank	GBP	7,465	9,901,865	9,797,530	104,335	—
Expiring 08/02/18	JPMorgan Chase	GBP	7,465	9,901,664	9,797,531	104,133	—
Expiring 08/02/18	JPMorgan Chase	GBP	1,577	2,083,279	2,069,617	13,662	—
Expiring 08/02/18	Morgan Stanley	GBP	7,465	9,895,931	9,797,531	98,400	—
Expiring 08/02/18	UBS AG	GBP	7,465	9,893,803	9,797,530	96,273	—
Expiring 09/05/18	Bank of America	GBP	6,559	8,636,591	8,622,908	13,683	—

See Notes to Financial Statements.

36

Forward foreign currency exchange contracts outstanding at July 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound (cont’d.),
Expiring 09/05/18	Barclays Capital Group	GBP	6,559	$8,627,539	$8,622,908	$4,631	$—
Expiring 09/05/18	Citigroup Global Markets	GBP	6,559	8,638,165	8,622,908	15,257	—
Expiring 09/05/18	Goldman Sachs & Co.	GBP	6,559	8,625,965	8,622,908	3,057	—
Expiring 09/05/18	Hong Kong & Shanghai Bank	GBP	6,559	8,625,603	8,622,907	2,696	—
Expiring 09/05/18	JPMorgan Chase	GBP	6,559	8,641,641	8,622,907	18,734	—
Expiring 09/05/18	Morgan Stanley	GBP	6,559	8,595,529	8,622,907	—	(27,378)
Expiring 09/05/18	UBS AG	GBP	6,559	8,615,010	8,622,907	—	(7,897)
Euro,
Expiring 08/02/18	Bank of America	EUR	9,538	11,148,889	11,153,701	—	(4,812)
Expiring 08/02/18	Barclays Capital Group	EUR	9,538	11,160,431	11,153,701	6,730	—
Expiring 08/02/18	Citigroup Global Markets	EUR	9,538	11,164,341	11,153,701	10,640	—
Expiring 08/02/18	Credit Suisse First Boston Corp.	EUR	9,538	11,154,002	11,153,701	301	—
Expiring 08/02/18	Goldman Sachs & Co.	EUR	9,538	11,161,766	11,153,701	8,065	—
Expiring 08/02/18	Hong Kong & Shanghai Bank	EUR	9,538	11,164,532	11,153,701	10,831	—
Expiring 08/02/18	JPMorgan Chase	EUR	9,538	11,156,282	11,153,701	2,581	—
Expiring 08/02/18	Morgan Stanley	EUR	9,538	11,148,889	11,153,701	—	(4,812)
Expiring 08/02/18	UBS AG	EUR	9,538	11,147,935	11,153,701	—	(5,766)
Expiring 09/05/18	Bank of America	EUR	9,365	10,968,663	10,981,125	—	(12,462)
Expiring 09/05/18	Barclays Capital Group	EUR	9,365	10,943,595	10,981,125	—	(37,530)
Expiring 09/05/18	Citigroup Global Markets	EUR	9,365	10,962,389	10,981,125	—	(18,736)
Expiring 09/05/18	Citigroup Global Markets	EUR	9,365	10,962,389	10,981,125	—	(18,736)
Expiring 09/05/18	Goldman Sachs & Co.	EUR	9,365	10,948,436	10,981,125	—	(32,689)
Expiring 09/05/18	Hong Kong & Shanghai Bank	EUR	9,365	10,941,272	10,981,125	—	(39,853)
Expiring 09/05/18	JPMorgan Chase	EUR	9,365	10,971,098	10,981,125	—	(10,027)
Expiring 09/05/18	Morgan Stanley	EUR	9,365	10,912,336	10,981,125	—	(68,789)

See Notes to Financial Statements.

PGIM Global Short Duration High Yield Fund, Inc.	37

Schedule of Investments (continued)

as of July 31, 2018

Forward foreign currency exchange contracts outstanding at July 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 09/05/18	Morgan Stanley	EUR	789	$925,562	$925,322	$240	$—
Expiring 09/05/18	UBS AG	EUR	9,365	10,938,510	10,981,125	—	(42,615)

				$340,263,929	$339,774,348	821,683	(332,102)

						$1,109,892	$(402,923)

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Bank Loans	$—	$117,094,422	$10,245,216
Corporate Bonds
Argentina	—	4,328,048	—
Brazil	—	8,510,270	—
Canada	—	47,045,854	—
Chile	—	4,651,425	—
China	—	621,875	—
France	—	9,814,029	—
Germany	—	13,507,556	—
Guatemala	—	1,037,570	—
Indonesia	—	514,958	—
Ireland	—	9,704,001	—
Israel	—	1,711,540	—
Italy	—	2,912,216	—
Jamaica	—	1,887,375	—
Luxembourg	—	6,353,767	—
Mexico	—	1,299,172	—
Netherlands	—	5,766,430	—
Russia	—	13,153,477	—
South Africa	—	5,316,926	—

See Notes to Financial Statements.

38

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Corporate Bonds (continued)
Spain	$—	$3,351,271	$—
Sweden	—	3,451,462	—
Turkey	—	3,818,959	—
United Arab Emirates	—	1,846,875	—
United Kingdom	—	38,481,835	—
United States	—	537,458,007	—
Zambia	—	4,423,800	—
Sovereign Bonds
Argentina	—	8,950,771	—
Bahrain	—	2,481,324	—
Brazil	—	1,704,465	—
Dominican Republic	—	1,483,680	—
Ecuador	—	1,676,325	—
Egypt	—	3,357,853	—
El Salvador	—	1,035,615	—
Ghana	—	334,505	—
Iraq	—	512,625	—
Lebanon	—	3,053,444	—
Mongolia	—	1,943,046	—
Namibia	—	434,299	—
Nigeria	—	936,394	—
Pakistan	—	3,148,338	—
Sri Lanka	—	1,295,597	—
Turkey	—	15,217,242	—
Ukraine	—	4,636,069	—
Common Stock	—	642,411	—
Affiliated Mutual Fund	4,219,110	—	—
Other Financial Instruments*
Unfunded Loan Commitment	—	(107,143)	—
OTC Forward Foreign Currency Exchange Contracts	—	706,969	—

Total	$4,219,110	$901,506,949	$10,245,216

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

Bank Loans
Balance as of 07/31/17	$1,928,705
Realized gain (loss)	(72)
Change in unrealized appreciation (depreciation)	(215,674)
Purchases/Exchanges/Issuances	10,419,925
Sales/Paydowns	(1,882,492)
Accrued discount/premium	(5,176)
Transfers into of Level 3	—
Transfers out of Level 3	—

Balance as of 07/31/18	$10,245,216

See Notes to Financial Statements.

PGIM Global Short Duration High Yield Fund, Inc.	39

Schedule of Investments (continued)

as of July 31, 2018

Bank Loans
Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(163,276)

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, centrally cleared swap contracts and unfunded loan commitment, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of July 31, 2018	Valuation Methodology	Unobservable Inputs
Bank Loans	$10,245,216	Market Approach	Single Broker Indicative Quote

During the period, there were no transfers between Level 1 and Level 2 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2018 were as follows (unaudited):

Media	16.1%
Oil & Gas	9.7
Telecommunications	8.6
Sovereign Bonds	7.9
Home Builders	7.3
Healthcare-Services	7.2
Chemicals	6.3
Retail	6.2
Software	6.2
Electric	6.1
Entertainment	4.3
Foods	3.8
Computers	3.3
Commercial Services	3.3
Aerospace & Defense	3.0
Diversified Financial Services	2.9
Building Materials	2.5
Internet	2.5
Mining	2.4
Healthcare & Pharmaceuticals	2.2
Auto Parts & Equipment	2.1
Consumer Services	1.9
Technology	1.5
Capital Goods	1.5
Real Estate Investment Trusts (REITs)	1.4%
Packaging & Containers	1.4
Iron/Steel	1.4
Lodging	1.2
Insurance	1.2
Banks	1.2
Trucking & Leasing	1.1
Auto Manufacturers	0.9
Cosmetics/Personal Care	0.8
Real Estate	0.8
Advertising	0.7
Pipelines	0.7
Other Industry	0.7
Affiliated Mutual Fund	0.7
Metal Fabricate/Hardware	0.6
Environmental Control	0.6
Machinery-Diversified	0.5
Leisure Time	0.5
Healthcare-Products	0.4
Forest Products & Paper	0.4
Home Furnishings	0.4
Gas	0.4
Pharmaceuticals	0.4
Distribution/Wholesale	0.3

See Notes to Financial Statements.

40

Industry Classification (cont’d.):
Engineering & Construction	0.3%
Restaurant	0.2
Semiconductors	0.1
Transportation	0.1
Oil, Gas & Consumable Fuels	0.1
Textiles	0.1
Miscellaneous Manufacturing	0.0 *
Tobacco	0.0 *

138.4
Liabilities in excess of other assets	(38.4)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is foreign exchange contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$1,109,892	Unrealized depreciation on OTC forward foreign currency exchange contracts	$402,923

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward &Cross Currency Exchange Contracts
Foreign exchange contracts	$(1,913,315)

See Notes to Financial Statements.

PGIM Global Short Duration High Yield Fund, Inc.	41

Schedule of Investments (continued)

as of July 31, 2018

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward & Cross Currency Exchange Contracts
Foreign exchange contracts	$7,429,324

For the year ended July 31, 2018, the Fund’s average volume of derivative activities is as follows:

Forward Foreign Currency Exchange Contracts—Purchased(1)
$187,602,902

Forward Foreign Currency Exchange Contracts—Sold(1)	Cross Currency Exchange Contracts(2)
$368,782,721	$1,115,551

(1)	Value at Settlement Date.
(2)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America	$21,965	$(35,769)	$(13,804)	$—	$(13,804)
Barclays Capital Group	148,445	(43,416)	105,029	—	105,029
Citigroup Global Markets	162,524	(54,023)	108,501	—	108,501
Credit Suisse First Boston Corp.	301	—	301	—	301
Goldman Sachs & Co.	139,239	(37,460)	101,779	—	101,779
Hong Kong & Shanghai Bank	161,192	(44,165)	117,027	—	117,027
JPMorgan Chase	145,426	(30,343)	115,083	(115,083)	—

See Notes to Financial Statements.

42

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Morgan Stanley	$189,533	$(100,979)	$88,554	$(50,000)	$38,554
UBS AG	141,267	(56,768)	84,499	—	84,499

	$1,109,892	$(402,923)	$706,969	$(165,083)	$541,886

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Global Short Duration High Yield Fund, Inc.	43

Statement of Assets & Liabilities

as of July 31, 2018

Assets
Investments at value:
Unaffiliated investments (cost $916,158,100)	$911,152,339
Affiliated investments (cost $4,219,110)	4,219,110
Cash	89,396
Foreign currency, at value (cost $3,648,266)	3,638,901
Dividends and interest receivable	12,676,135
Receivable for investments sold	3,889,940
Unrealized appreciation on OTC forward foreign currency exchange contracts	1,109,892
Prepaid expenses	53

Total Assets	936,775,766

Liabilities
Loan payable	258,000,000
Payable for investments purchased	15,095,865
Management fee payable	654,766
Loan interest payable	608,154
Unrealized depreciation on OTC forward foreign currency exchange contracts	402,923
Dividends payable	150,379
Accrued expenses and other liabilities	135,333
Unrealized depreciation on unfunded loan commitment	107,143
Deferred directors’ fees	49,214

Total Liabilities	275,203,777

Net Assets	$661,571,989

Net assets were comprised of:
Common stock, at par	$40,924
Paid-in capital in excess of par	775,223,199

775,264,123
Distributions in excess of net investment income	(1,269,899)
Accumulated net realized loss on investment and foreign currency transactions	(108,056,329)
Net unrealized depreciation on investments and foreign currencies	(4,365,906)

Net assets, July 31, 2018	$661,571,989

Net asset value and redemption price per share ($661,571,989 ÷ 40,923,879 shares of common stock issued and outstanding)	$16.17

See Notes to Financial Statements.

44

Statement of Operations

Year Ended July 31, 2018

Net Investment Income (Loss)
Income
Interest income	$49,529,861
Affiliated dividend income	178,594

Total income	49,708,455

Expenses
Management fee	7,811,094
Loan interest and commitment expense	6,047,078
Custodian and accounting fees	186,042
Shareholders’ reports	74,449
Legal fees and expenses	62,127
Audit fee	47,353
Registration fees	41,573
Directors’ fees	33,076
Transfer agent’s fees and expenses	17,249
Miscellaneous	20,122

Total expenses	14,340,163

Net investment income (loss)	35,368,292

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	3,356,879
Forward and cross currency contract transactions	(1,913,315)
Foreign currency transactions	114,356

1,557,920

Net change in unrealized appreciation (depreciation) on:
Investments	(18,616,423)
Forward and cross currency contracts	7,429,324
Foreign currencies	383,951
Unfunded loan commitment	(107,143)

(10,910,291)

Net gain (loss) on investment and foreign currency transactions	(9,352,371)

Net Increase (Decrease) In Net Assets Resulting From Operations	$26,015,921

See Notes to Financial Statements.

PGIM Global Short Duration High Yield Fund, Inc.	45

Statements of Changes in Net Assets

	Year Ended July 31,
	2018	2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$35,368,292	$39,749,718
Net realized gain (loss) on investment and foreign currency transactions	1,557,920	(16,643,791)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(10,910,291)	25,256,950

Net increase (decrease) in net assets resulting from operations	26,015,921	48,362,877

Dividends and Distributions
Dividends from net investment income	(38,042,545)	(48,699,416)
Tax return of capital distributions	(4,620,599)	—

Total dividends and distributions	(42,663,144)	(48,699,416)

Total increase (decrease)	(16,647,223)	(336,539)

Net Assets:
Beginning of year	678,219,212	678,555,751

End of year(a)	$661,571,989	$678,219,212

(a) Includes undistributed/(distributions in excess of) net investment income of:	$(1,269,899)	$(1,213,911)

See Notes to Financial Statements.

46

Statement of Cash Flows

For Year Ended July 31, 2018

Cash Flows Provided by / (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$26,015,921

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by / (used for) operating activities:
Proceeds from disposition of long-term portfolio investments	617,452,171
Purchases of long-term portfolio investments	(602,381,624)
Net proceeds (purchases) of short-term portfolio investments	1,414,509
Net realized (gain) loss on investment transactions	(3,356,879)
Net realized (gain) loss on forward and cross currency contracts	1,913,315
Net realized (gain) loss on foreign currency transactions	(114,356)
Net change in unrealized (appreciation) depreciation of investments	18,616,423
Net change in unrealized (appreciation) depreciation on forward and cross currency contracts	(7,429,324)
Net change in unrealized (appreciation) depreciation on foreign currencies	(383,951)
Net change in unrealized (appreciation) depreciation on unfunded loan commitment	107,143
(Increase) Decrease in Assets:
Dividends and interest receivable	1,292,670
Receivable for investments sold	6,689,030
Cash segregated for counterparty-OTC	4,280,000
Prepaid expenses	(53)
Increase (Decrease) in Liabilities:
Payable for investments purchased	(29,496,457)
Management fee payable	(16,177)
Loan interest payable	132,696
Accrued expenses and other liabilities	(8,555)
Deferred directors’ fees	6,100

Total adjustments	8,716,681

Cash provided by (used for) operating activities	34,732,602

Cash provided by (used for) financing activities:
Increase in borrowing	5,000,000
Cash dividends paid	(38,074,608)
Cash paid on tax return of capital distributions	(4,620,599)

Cash provided by (used for) financing activities	(37,695,207)

Effect of exchange rate changes	(1,415,008)

Net increase (decrease) in cash and foreign currency	(4,377,613)
Cash at beginning of year, including foreign currency	8,105,910

Cash at end of year, including foreign currency	$3,728,297

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$5,914,382

See Notes to Financial Statements.

PGIM Global Short Duration High Yield Fund, Inc.	47

Notes to Financial Statements

PGIM Global Short Duration High Yield Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund was incorporated as a Maryland corporation on July 23, 2012. Effective June 11, 2018, the Fund’s name was changed by replacing “Prudential” with “PGIM”.

The investment objective of the Fund is to provide a high level of current income.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”). Pursuant to the Board’s delegation, a Valuation Committee has been established as two persons, being one or more officers of the Fund, including: the Fund’s Treasurer (or the Treasurer’s direct reports); and the Fund’s Chief or Deputy Chief Compliance Officer (or Vice-President-level direct reports of the Chief or Deputy Chief Compliance Officer). Under the current valuation procedures, the Valuation Committee of the Board is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

48

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter (“OTC”) market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker

PGIM Global Short Duration High Yield Fund, Inc.	49

Notes to Financial Statements (continued)

quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest without limit in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Board of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

50

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

PGIM Global Short Duration High Yield Fund, Inc.	51

Notes to Financial Statements (continued)

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition tomaster netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

Bank Loans: The Fund may invest in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a

52

participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Payment-In-Kind: The Fund may invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value, accruing income on PIK securities and accreting discounts and amortizing premiums on debt obligations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its stockholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income for the calendar year and 98.2% of its net capital gains for a one-year period ending

PGIM Global Short Duration High Yield Fund, Inc.	53

Notes to Financial Statements (continued)

on October 31 exceed the distributions from such taxable income and net capital gains for the calendar year. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund intends to make a level dividend distribution each month to the holders of Common Stock. The level dividend rate may be modified by the Board from time to time, and will be based upon the past and projected performance and expenses of the Fund. The Fund intends to also make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed.

PGIM Investments has received an order from the Securities and Exchange Commission (the “SEC”) granting the Fund an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit certain closed-end funds managed by PGIM Investments to include realized long-term capital gains as a part of their respective regular distributions to the holders of Common Stock more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Fund intends to rely on this exemptive order. The Board may, at the request of PGIM Investments, adopt a managed distribution policy.

Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Fund has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation

54

of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly, at an annual rate of 0.85% of the average daily value of the Fund’s investable assets. “Investable assets” refers to the net assets attributable to the outstanding Common Stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund.

PGIM Investments and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended July 31, 2018 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended July 31, 2018, were $605,406,602 and $613,723,474, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended July 31, 2018, is presented as follows:

Affiliated Mutual Fund*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income
PGIM Core Ultra Short Bond Fund	$5,633,619	$342,251,330	$343,665,839	$—	$—	$4,219,110	4,219,110	$178,594

*	The Fund did not have any capital gain distributions during the reporting period.

PGIM Global Short Duration High Yield Fund, Inc.	55

Notes to Financial Statements (continued)

5. Distributions and Tax Information

Distributions to stockholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended July 31, 2018, the adjustments were to decrease distributions in excess of net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $2,618,265 due to differences in the treatment for book and tax purposes of premium amortization, certain transactions involving foreign securities, and paydowns. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended July 31, 2018 , the tax character of dividends paid by the Fund were $38,042,545 of ordinary income and $4,620,599 of tax return of capital. For the year ended July 31, 2017, the tax character of dividends paid by the Fund was $48,699,416 of ordinary income.

As of July 31, 2018, there were no accumulated undistributed earnings.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of July 31, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$925,688,960	$9,733,742	$(19,451,427)	$(9,717,685)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, differences in the treatment of premium amortization for book and tax purposes, securities in default and mark-to-market of receivables and payables.

For federal income tax purposes, the Fund has a capital loss carryforward as of July 31, 2018 of approximately $103,925,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains ahve been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is

56

required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

There are 1 billion shares of $0.001 par value common stock authorized. As of July 31, 2018, Prudential owned 8,388 shares of the Fund.

For the year ended July 31, 2018, the Fund did not issue any shares of Common Stock in connection with the Fund’s dividend reinvestment plan.

7. Borrowings and Re-hypothecation

The Fund currently is a party to a committed credit facility (the “credit facility”) with a financial institution. The credit facility provides for a maximum commitment of $300 million or 50% of the net asset value based on the most recent fiscal year end. Interest on any borrowings under the credit facility is payable at the negotiated rates. The Fund’s obligations under the credit facility are secured by the assets of the Fund segregated for the purpose of securing the amount borrowed. The purpose of the credit facility is to provide the Fund with portfolio leverage and to meet its general cash flow requirements.

The Fund utilized the credit facility during the year ended July 31, 2018. The average daily outstanding loan balance for the 365 days that the Fund utilized the facility during the period was $252,000,000, borrowed at a weighted average interest rate of 2.37%. The maximum loan balance outstanding during the period was $263,000,000. At July 31, 2018, the Fund had an outstanding loan balance of $258,000,000.

Re-hypothecation: The credit facility agreement permits, subject to certain conditions, the financial institution to re-hypothecate, up to the amount outstanding under the facility, portfolio securities segregated by the Fund as collateral. The Fund continues to receive interest on re-hypothecated securities. The Fund also has the right under the agreement to recall the re-hypothecated securities from the financial institution on demand. If the financial institution fails to deliver the recalled security in a timely manner, the Fund will be compensated by the financial institution for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by the financial institution, the Fund, upon notice to the financial institution, may reduce the loan balance outstanding by the value of the recalled security failed to be returned plus accrued interest. The Fund will receive a portion of the fees earned by the financial institution in connection with the rehypothecation of portfolio securities. Such earnings are disclosed in the Statement of Operations under Other Income. As of July 31, 2018, there were no earnings to be disclosed.

PGIM Global Short Duration High Yield Fund, Inc.	57

Notes to Financial Statements (continued)

8. Subsequent Event

Dividends and Distributions: On September 4, 2018 the Fund declared monthly dividends of $0.0825 per share payable on September 28, 2018, October 31, 2018 and November 30, 2018, respectively, to shareholders of record on September 14, 2018, October 12, 2018 and November 16, 2018, respectively. The ex-dates are September 13, 2018, October 11, 2018 and November 15, 2018, respectively.

9. Other Risks

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or close out of derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. Generally, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more

58

volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Interest Rate Risk: The market price of the Fund’s investments will change in response to changes in interest rate and other factors. During periods of rising interest rates, the market price of fixed income instruments generally declines. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in below-market interest rates and reducing the Fund’s value. In typical market interest rate environments, the prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. Fluctuations in the market price of the Fund’s instruments will not affect interest income derived from the instruments already owned by the Fund, but will be reflected in the Fund’s NAV.

Leverage Risk: The Fund may seek to enhance the level of its current distributions to holders of common stock through the use of leverage. The Fund may use leverage through borrowings, including loans from certain financial institutions. The Fund may borrow in amounts up to 331/3% (as determined immediately after borrowing) of the Fund’s investable assets. The use of leverage can create special risks. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Risks of Investments in Bank Loans: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of

PGIM Global Short Duration High Yield Fund, Inc.	59

Notes to Financial Statements (continued)

the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

60

Financial Highlights

Class A Shares
	Year Ended July 31,
	2018(a)	2017(a)	2016	2015	2014
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$16.57	$16.58	$17.07	$18.45	$18.70
Income (loss) from investment operations:
Net investment income (loss)	0.86	0.97	1.03	1.15	1.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.22)	0.21	(0.18)	(0.78)	0.02
Total from investment operations	0.64	1.18	0.85	0.37	1.25
Less Dividends and Distributions:
Dividends from net investment income	(0.93)	(1.19)	(1.34)	(1.75)	(1.50)
Tax return of capital distributions	(0.11)	-	-	-	-
Total dividends and distributions	(1.04)	(1.19)	(1.34)	(1.75)	(1.50)
Fund share transactions:
Common stock offering costs reimbursed (charged) to paid-in capital in excess of par	-	-	-	-	- (b)
Net asset value, end of year	$16.17	$16.57	$16.58	$17.07	$18.45
Market price, end of year	$13.63	$15.11	$15.38	$14.70	$16.94
Total Investment Return(c):	(2.96)%	6.31%	14.69%	(3.28)%	7.39%

Ratios/Supplemental Data:
Net assets, end of year (000)	$661,572	$678,219	$678,556	$698,589	$755,151
Average net assets (000)	$666,960	$678,323	$669,729	$720,504	$769,943
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(e)	2.15%	1.94%	1.74%	1.61%	1.60%
Expenses before waivers and/or expense reimbursement(e)	2.15%	1.94%	1.74%	1.61%	1.60%
Net investment income (loss)	5.30%	5.86%	6.27%	6.53%	6.56%
Portfolio turnover rate(f)	67%	66%	59%	62%	65%
Asset coverage	356%	368%	342%	354%	339%
Total debt outstanding at period-end (000)	$258,000	$253,000	$280,000	$275,000	$316,000

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the year reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

Includes interest expense of 0.91% for the year ended July 31, 2018, interest expense of 0.64% and a tax expense of 0.04% for the year ended July 31, 2017, 0.45% and 0.02% for the year ended July 31,2016, interest expense of 0.36% for the year ended July 31, 2015 and 0.36% for the year ended July 31, 2014.

(f)

The Fund’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Short Duration High Yield Fund, Inc.	61

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

PGIM Global Short Duration High Yield Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the fund listed in the Appendix (the Fund), including the schedule of investments, as of July 31, 2018, the related statement of operations for the year then ended, the statement of cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2018, and the related notes (collectively, the financial statements) and the financial highlights for the years indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period ended July 31, 2018, and the financial highlights for the years indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2018, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

September 19, 2018

62

Appendix A

PGIM Global Short Duration High Yield Fund, Inc. (formerly Prudential Global Short Duration High Yield Fund, Inc.)

PGIM Global Short Duration High Yield Fund, Inc.	63

Tax Information (unaudited)

For the year ended July 31, 2018, the Fund reports the maximum amount allowable but not less than 76.38% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2019, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of dividends received by you in calendar year 2018.

64

Other Information (unaudited)

Dividend Reinvestment Plan. Unless a holder of common stock elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common stock will be automatically reinvested by the Plan Administrator pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional common stock. The holders of common stock who elect not to participate in the Plan will receive all dividends and other distributions (together, a “Dividend”) in cash paid by check mailed directly to the stockholder of record (or, if the common stock is held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the Dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of the holders of common stock and may re-invest that cash in additional common stock.

The Plan Administrator will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s common stock is registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common stock. The common stock will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common stock from the Fund (“Newly Issued common stock”) or (ii) by purchase of outstanding common stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price of the common stock plus per share fees (as defined below) is equal to or greater than the NAV per share of common stock (such condition being referred to as “market premium”), the Plan Administrator will invest the Dividend amount in Newly Issued common stock on behalf of the participants. The number of Newly Issued common stock to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share of common stock on the payment date, provided that, if the NAV per share of common stock is less than or equal to 95% of the closing market price per share of common stock on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common stock on the payment date. If, on the payment date for any Dividend, the NAV per share of common stock is greater than the closing market value per share of common stock plus per share fees (such condition being referred to as “market discount”), the Plan Administrator will invest the Dividend amount in shares of common stock acquired on behalf of the participants in Open-Market Purchases.

PGIM Global Short Duration High Yield Fund, Inc.	65

Other Information (continued)

“Per share fees” include any applicable brokerage commissions the Plan Administrator is required to pay.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common stock trades on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common stock acquired in Open-Market Purchases on behalf of participants. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share of common stock exceeds the NAV per share of common stock, the average per share purchase price paid by the Plan Administrator for common stock may exceed the NAV per share of the common stock, resulting in the acquisition of fewer shares of common stock than if the Dividend had been paid in Newly Issued common stock on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common stock at the NAV per share of common stock at the close of business on the Last Purchase Date, provided that, if the NAV is less than or equal to 95% of the then current market price per share of common stock, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all stockholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. Common stock in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the holders of common stock such as banks, brokers or nominees that hold shares of common stock for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares of common stock certified from time to time by the record stockholder’s name and held for the account of beneficial owners who participate in the Plan.

The Plan Administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. If a participant elects by written, Internet or telephonic notice to the

66

Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per share fee. If a participant elects to sell his or her shares of common stock, the Plan Administrator will process all sale instructions received no later than five business days after the date on which the order is received by the Plan Administrator, assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral is required under applicable federal or state laws or regulations). Such sale will be made through the Plan Administrator’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In every case the price to the participant shall be the weighted average sale price obtained by the Plan Administrator’s broker net of fees for each aggregate order placed by the participant and executed by the broker. To maximize cost savings, the Plan Administrator will seek to sell shares in round lot transactions. For this purpose the Plan Administrator may combine a participant’s shares with those of other selling participants.

There will be no brokerage charges with respect to shares of common stock issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. Each participant will be charged a per share fee (currently $0.05 per share) on all Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Matters.” Participants that request a sale of common stock through the Plan Administrator are subject to brokerage commissions.

Each participant may terminate the participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.computershare.com/investor, by filling out the transaction request form located at the bottom of the participant’s Statement and sending it to the Plan Administrator or by calling the Plan Administrator. Such termination will be effective immediately if the participant’s notice is received by the Plan Administrator prior to any dividend or distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating participant a statement of holdings for the appropriate number of the Fund’s whole book-entry shares of common stock and a check for the cash adjustment of any fractional share at the market value of the Fund’s shares of common stock as of the close of business on the date the termination is effective less any applicable fees. In the event a participant’s notice of termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in shares of common stock on behalf of the terminating participant. In the event reinvestment is made, the Plan Administrator will

PGIM Global Short Duration High Yield Fund, Inc.	67

Other Information (continued)

process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078 or by calling (toll free) 800-451-6788.

68

Management of the Fund (unaudited)

Information about the Directors and Officers of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “1940 Act”), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Directors
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Ellen S. Alberding (60) Director Portfolios Overseen: 91	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	Since 2013 (Class I)	None.
Kevin J. Bannon (66) Director Portfolios Overseen: 91	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Since 2011 (Class II)	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (66) Director Portfolios Overseen: 91	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Since 2011 (Class III)	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

PGIM Global Short Duration High Yield Fund, Inc.

Management of the Fund (continued)

Independent Directors
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Barry H. Evans (57) Director Portfolios Overseen: 90	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Since 2017 (Class I)	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).
Keith F. Hartstein (61) Director & Independent Chair Portfolios Overseen: 91	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	Since 2013 (Class II)	None.
Laurie Simon Hodrick (56) Director Portfolios Overseen: 90	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Since 2017 (Class III)	Independent Director, Corporate Capital Trust (since April 2017) (a business development company); Independent Director, Kabbage, Inc. (since July 2018) (financial services).

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Independent Directors
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Michael S. Hyland, CFA (72) Director Portfolios Overseen: 90	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	Since 2011 (Class III)	None.
Richard A. Redeker (75) Director Portfolios Overseen: 91	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors) – Executive Committee, Chair of Policy Steering Committee, Governing Council.	Since 2011 (Class I)	None.
Brian K. Reid (56) Board Member Portfolios Overseen: 90	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	Since 2018 (Class I)	None

PGIM Global Short Duration High Yield Fund, Inc.

Management of the Fund (continued)

Interested Directors
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Stuart S. Parker (55) Director & President Portfolios Overseen: 91	President of PGIM Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	Since 2015 (Class I)	None.
Scott E. Benjamin (45) Director & Vice President Portfolios Overseen: 91	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, PGIM Investments (2003-2006).	Since 2011 (Class III)	None.
Grace C. Torres (59)* Director Portfolios Overseen: 90	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Since 2015 (Class II)	Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.

*

Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Director.

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Fund Officers(a)
Name, Address and Age Position with Fund	Term of Office	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (63) Chief Legal Officer	Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst (43) Chief Compliance Officer	Since 2014	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.
Dino Capasso (44) Deputy Chief Compliance Officer	Since 2018	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.
Deborah A. Docs (60) Secretary	Since 2011	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (60) Assistant Secretary	Since 2011	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

PGIM Global Short Duration High Yield Fund, Inc.

Management of the Fund (continued)

Fund Officers(a)
Name, Address and Age Position with Fund	Term of Office	Principal Occupation(s) During Past Five Years
Claudia DiGiacomo (43) Assistant Secretary	Since 2011	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French (55) Assistant Secretary	Since 2011	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.
Brian D. Nee (52) Treasurer & Principal Financial and Accounting Officer	Since 2018	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).
Peter Parrella (60) Assistant Treasurer	Since 2011	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti (51) Assistant Treasurer	Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin (57) Assistant Treasurer	Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.

(a)	Excludes Mr. Parker and Mr. Benjamin, Interested Directors of the Fund who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Directors are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
•	Unless otherwise noted, the address of all Directors and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4077.
•

The Board of Directors is divided into three classes, each of which has three year terms. Class I term expires in 2019, Class II term expires in 2020 and Class III term expires in 2021. Officers are generally elected by the Board to one-year terms.

•

There is no set term of office for Directors or Officers. The Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the Board) of PGIM Global Short Duration High Yield Fund, Inc. (the Fund) consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Directors). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, two Investment Committees and the Nominating and Governance Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (PGIM) on behalf of its PGIM Fixed Income unit, and the Fund’s sub-subadvisory agreement with PGIM Limited (PGIML). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM and where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other

PGIM Global Short Duration High Yield Fund, Inc.

Approval of Advisory Agreements (continued)

information, as well as information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21, 2018.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income and PGIML. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investment’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory agreement and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information

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pertaining to PGIM Investments’, PGIM Fixed Income’s and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Fixed Income and the sub-subadvisory services provided to the Fund by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that, while the Fund does not have breakpoints in its management fees, economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale.

PGIM Global Short Duration High Yield Fund, Inc.

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to any individual funds, but rather are incurred across a variety of products and services. In light of the Fund’s current size, performance and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to PGIM Investments, PGIM Fixed Income and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included benefits to its reputation or other intangible benefits resulting from PGIM Investments association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one- and three- and five-year periods ended December 31, 2017.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2017. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of fund data. In certain circumstances, PGIM Investments may also have provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the funds (for performance, the best performing funds and, for expenses, the lowest cost funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Gross Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	4th Quartile	N/A
Actual Management Fees: 3rd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that Fund outperformed its benchmark index over all periods.
•

The Board considered PGIM Investments’ assertion that the benchmark index is a better comparative source against which to evaluate the performance of the Fund than the Peer Universe. In this regard, the Board considered PGIM Investments assertion that Peer Universe included relatively few funds that utilized a short duration, high quality, high-yield strategy similar to that of the Fund.

•

The Board also noted information from PGIM Investments indicating that, in light of the Fund’s investment strategies, the Fund would be expected to outperform relative to peers during risk off environments, such as 2015, when the Fund ranked in the first quartile relative to its Peer Universe, and would also be expected to outperform when interest rates move higher, such as in the first quarter of 2018, when the Fund also ranked in the first quartile relative to its Peer Universe.

•	The Board concluded that, in light of the above and its relatively short history, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory and sub-subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Global Short Duration High Yield Fund, Inc.

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Prudential values your business and your trust. We respect the privacy of your personal information and take our responsibility to protect it seriously. This privacy notice is provided on behalf of the Prudential companies listed at the end of this notice (Prudential), and applies to our current and former customers. This notice describes how we treat the information we receive about you, including the ways in which we will share your personal information within Prudential and your right to opt out of such sharing.

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We collect your personal information when you fill out applications and other forms, when you enter personal details on our websites, when you respond to our emails, and when you provide us information over the telephone. We also collect personal information that others give us about you. This information includes, for example:

•	name
•	address, email address, telephone number, and other contact information
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•	Social Security number
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Using Your Information

We use your personal information for various business purposes, including:

•	normal everyday business purposes, such as providing services to you and administrating your account or policy
•	business research and analysis
•	marketing products and services of Prudential and other companies in which you may be interested
•	as required by law

Sharing Your Information

We may share your personal information, including information about your transactions and experiences, among Prudential companies and with other non-Prudential companies who perform services for us or on our behalf, for our everyday business purposes, such as providing services to you and administering your account or policy. We may also share your personal information with another financial institution if you agree that your account or policy can be transferred to that financial company.

We may share your personal information among Prudential companies so that the Prudential companies can market their products and services to you. We may also share consumer report information among Prudential companies which may include information about you from credit reports and certain information that we receive from you and from consumer reporting agencies or other third parties. You can limit this sharing by following the instructions described in this notice. For those customers who have one of our products through a plan sponsored by an employer or other organization, we will share your personal information in a manner consistent with the terms of the plan agreement or consistent with our agreement with you.

We may also share your personal information as permitted or required by law, including, for example, to law enforcement officials and regulators, in response to subpoenas, and to prevent fraud.

Unless you agree otherwise, we do not share your personal information with non-Prudential companies for them to market their products or services to you. We may tell you about a product or service that other companies offer and, if you respond, that company will know that we selected you to receive the information.

Limiting Our Sharing—Opt Out/Privacy Choice

You may tell us not to share your personal information among Prudential companies for marketing purposes, and not to share consumer report information among Prudential companies, by “opting out” of such sharing. To limit our sharing for these purposes:

•	visit us online at: www.prudential.com/privacyoptout
•	call us at: 1-877-248-4019

If you previously told us in 2016 or 2017 not to share your personal information among Prudential companies for marketing purposes, or not to share your consumer report information among Prudential companies, you do not need to tell us not to share your information again.

You are not able to limit our ability to share your personal information among Prudential companies and with other non-Prudential companies for servicing and administration purposes.

Questions

If you have any questions about how we protect, use, and share your personal information or about this privacy notice, please call us. The toll-free number is 1-877-248-4019.

We reserve the right to modify this notice at any time. This notice is also available anytime at www.prudential.com.

This notice is being provided to customers and former customers of the Prudential companies listed below.

Insurance Companies and Insurance Company Separate Accounts

The Prudential Insurance Company of America; Prudential Annuities Life Assurance Corporation; Pruco Life Insurance Company; Pruco Life Insurance Company of New Jersey; Prudential Retirement Insurance and Annuity Company (PRIAC); CG Variable Annuity Account I & II (Connecticut General); Pruco Legacy Insurance Company of New Jersey; All insurance company separate accounts that include the following names or are otherwise identified as maintained by an entity that includes the following names: Prudential, Pruco, or PRIAC

Insurance Agencies

Prudential Insurance Agency, LLC; Mullin TBG Insurance Agency Services, LLC

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.; Prudential Annuities Distributors, Inc.; Global Portfolio Strategies, Inc.; Pruco Securities, LLC; PGIM, Inc.; Prudential Investment Management Services LLC; PGIM Investments LLC; Prudential Private Placement Investors, L.P., Prudential Customer Solutions LLC; Quantitative Management Associates LLC

Bank and Trust Companies

Prudential Bank & Trust, FSB; Prudential Trust Company

Investment Companies and Other Investment Vehicles

Prudential Mutual Funds; Prudential Capital Partners, L.P.; The Target Portfolio Trust; Advanced Series Trust; Prudential Private Placement Investors, Inc.; All funds that include the following names: Prudential, PCP, PGIM, or PCEP

Other Companies

Prudential Retirement Strategic Investments, LLC

Vermont Residents: We will not share information about your creditworthiness among Prudential companies, other than as permitted by Vermont law, unless you authorize us to make those disclosures.

Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Privacy Ed. 1/2018

∎ MAIL	∎ MAIL (OVERNIGHT)	∎ TELEPHONE
Computershare P.O. Box 30170 College Station, TX 77842-3170	Computershare 211 Quality Circle Suite 210 College Station, TX 77845	(800) 451-6788
∎ WEBSITE
www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling
(800) 451-6788 or by visiting the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Brian D. Nee, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Computershare Trust Company, N.A.	PO Box 30170 College Station, TX 77842-3170

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sidley Austin LLP	787 Seventh Avenue New York, NY 10019

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Global Short Duration High Yield Fund, Inc., PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

CERTIFICATIONS
The Fund’s Chief Executive Officer has submitted to the NYSE the required annual certifications and the Fund has also included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer as required by Section 302 of the Sarbanes-Oxley Act, on the Fund’s Form N-CSR filed with the Commission, for the period of this report.

This report is transmitted to shareholders of the Fund for their information. This is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

An investor should consider the investment objective, risks, charges, and expenses of the Fund carefully before investing.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

PGIM GLOBAL SHORT DURATION HIGH YIELD FUND, INC.

NYSE	GHY
CUSIP	69346J106

PICE1001E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended July 31, 2018 and July 31, 2017, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $47,353 and $46,884 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended July 31, 2018 and July 31, 2017: none.

(c) Tax Fee

For the fiscal years ended July 31, 2018 and July 31, 2017 none.

(d) All Other Fees

For the fiscal years ended July 31, 2018 and July 31, 2017: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

●	a review of the nature of the professional services expected to be provided,

●	a review of the safeguards put into place by the accounting firm to safeguard independence, and

●	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended July 31, 2018 and July 31, 2017: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2018 and July 31, 2017 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Kevin J. Bannon (chair), Ellen S. Alberding, Linda W. Bynoe, and Richard A. Redeker (ex-officio).

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

PROXY VOTING POLICIES OF THE SUBADVISER

PGIM FIXED INCOME

Our policy is to vote proxies in the best economic interest of our clients. In the case of pooled accounts, our policy is to vote proxies in the best economic interest of the pooled account. Our proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect our judgment of how to further the best economic interest of our clients through the shareholder or debt-holder voting process.

PGIM Fixed Income invests primarily in debt securities, thus there are few traditional proxies voted by us. We generally vote with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by our policy or circumstances may suggest a vote not in accordance with our established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. Not all ballots are received by us in advance of voting deadlines, but when ballots are received in a timely fashion, we strive to meet our voting obligations. We cannot, however, guarantee that every proxy will be voted prior to its deadline.

With respect to non-US holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences. We generally vote non-US securities on a best efforts basis if we determine that voting is in the best economic interest of our clients.

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of ours. When we identify an actual or potential material conflict of interest between the firm and our clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments.

Any client may obtain a copy of our proxy voting policy, guidelines and procedures as well as the proxy voting records for that client’s securities, by contacting the client service representative responsible for the client’s account.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

Portfolio Managers

The following individuals have primary responsibility for the day-to-day implementation of the Fund’s investment strategy.

Robert Cignarella, CFA, is a Managing Director and Head of PGIM Fixed Income’s Leveraged Finance Team, which includes the US and European High Yield Bond and Bank Loan sector teams. Previously, Mr. Cignarella was a managing director and co-head of high yield and bank loans at Goldman Sachs Asset Management. He also held positions as a high yield portfolio manager and a high yield and investment grade credit analyst. Earlier, he was a financial analyst in the investment banking division of Salomon Brothers. Mr. Cignarella received an MBA from the University of Chicago, and a bachelor’s degree in operations research and industrial engineering from Cornell University. He holds the Chartered Financial Analyst (CFA) designation.

Daniel Thorogood, CFA, is a Vice President and a high yield portfolio manager for PGIM Fixed Income’s High Yield Team. Mr. Thorogood is also responsible for portfolio strategy and managing high yield bond allocations in multi-sector portfolios. Prior to joining the High Yield Team, Mr. Thorogood was a member of PGIM Fixed Income’s Quantitative Research and Risk Management Group. Mr. Thorogood was the head of a team of portfolio analysts who support the Firm’s credit-related strategies, including investment grade corporate, high yield corporate, and emerging market debt sectors. The team was primarily responsible for performing detailed portfolio analysis relative to benchmarks, monitoring portfolio risk exposures, and analyzing performance through proprietary return attribution models. Prior to joining the Quantitative Research and Risk Management Group in 1996, Mr. Thorogood was Associate Manager in PGIM Fixed Income’s Trade Support and Operations Unit. He received a BS in Finance from Florida State University and an MBA in Finance from Rutgers University. Mr. Thorogood holds the Chartered Financial Analyst (CFA) designation.

Brian Clapp, CFA, is a Principal and a high yield portfolio manager for PGIM Fixed Income’s High Yield Team. Mr. Clapp was previously a senior high yield credit analyst on PGIM Fixed Income’s Credit Research team. He joined the Firm in 2006 from Muzinich & Co. While there, Mr. Clapp held several positions, including portfolio manager for a high yield bond based hedge fund, hedge fund credit analyst, and credit analyst covering the chemical, industrial, and transportation sectors. Earlier at Triton Partners, an institutional high yield fund manager, Mr. Clapp was a credit analyst covering the metals and mining, healthcare, homebuilding, building products and transportation sectors. He received a BS in Finance from Bryant College, and an MS in Computational Finance, and an MBA from Carnegie Mellon. Mr. Clapp holds the Chartered Financial Analyst (CFA) designation.

Robert Spano, CFA, CPA, is a Principal and a high yield portfolio manager for PGIM Fixed Income’s High Yield Bond Team. Prior to assuming his current position in 2007, Mr. Spano was a high yield credit analyst for 10 years in PGIM Fixed Income’s Credit Research Group, covering the health, lodging, consumer, gaming, restaurants, and chemical industries. Earlier, he worked as an investment analyst in the Project Finance Unit of the Firm’s private placement group. Mr. Spano also held positions in the internal audit and risk management units of Prudential Securities. He received a BS in Accounting from the University of Delaware and an MBA from New York University. Mr. Spano holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

Ryan Kelly, CFA, is a Principal and a high yield portfolio manager for PGIM Fixed Income’s High Yield Team. Prior to his current position, Mr. Kelly was a senior high yield credit analyst in PGIM Fixed Income’s Credit Research Group, covering the automotive, energy, technology and finance sectors. Previously, Mr. Kelly was a senior high yield bond analyst at Muzinich & Company. Earlier, he was an investment banker at PNC Capital Markets/PNC Bank where he worked in the high yield bond, mergers and acquisition (M&A) and loan syndication groups. Mr. Kelly began his career in investment banking at Chase Manhattan Bank, working on project finance transactions and M&A advisory mandates for the electric power sector. He received a BA in Economics from Michigan State University and holds the Chartered Financial Analyst (CFA) designation.

Terence Wheat, CFA, is a Principal, global high yield portfolio manager and an emerging markets corporate portfolio manager at PGIM Fixed Income. Previously, he was a high yield portfolio manager for PGIM Fixed Income’s High Yield Team for six years. Mr. Wheat also spent 12 years as a credit analyst in PGIM Fixed Income’s Credit Research Group, where he was responsible for the consumer products, gaming and leisure, retail, supermarkets, and textile/apparel industries. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for the Firm’s Financial Management Group. Mr. Wheat joined the Firm in 1988. He received a BS in Accounting and an MBA from Rider University. Mr. Wheat holds the Chartered Financial Analyst (CFA) designation.

Other Accounts Managed by the Portfolio Managers. The following tables set forth certain information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of August 31, 2018.

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italic typeface. In addition is information about portfolio manager ownership of Fund securities. The Ownership of Fund Securities column shows the dollar range of equity securities of the Fund beneficially owned by the portfolio manager.

Portfolio Managers	Registered Investment Companies/ Total Assets	Other Pooled Investment Vehicles	Other Accounts/ Total Assets	Fund Ownership

Robert Spano, CFA, CPA	30 / $14,123,432,849	18 / $7,001,292,549	110 / $13,634,724,842	$10,001-$50,000

Terence Wheat, CFA *	2 / $8,687,828,070	14 / $3,956,425,311	83 / $48,637,005,118	$50,001-$100,000

Daniel Thorogood, CFA	30 / $14,123,432,849	18 / $7,001,292,549	110 / $13,634,724,842	$0

Ryan Kelly, CFA	30 / $14,123,432,849	18 / $7,001,292,549	110 / $13,634,724,842	$0

Brian Clapp, CFA	30 / $14,123,432,849	18 / $7,001,292,549	110 / $13,634,724,842	$0

Robert Cignarella, CFA	30 / $15,184,024,029	18 / $7,001,292,549	110 / $14,107,310,678	$0

* Effective September 30, 2018, Terence Wheat will no longer serve as a portfolio manager for the Fund. The figures above reflect his responsibilities and ownership as of August 31, 2018.

Compensation and Conflicts Disclosure:

Compensation

General

The base salary of an investment professional in the PGIM Fixed Income unit of PGIM, Inc. is based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under PGIM Fixed Income’s long-term incentive plan, is primarily based on such person’s contribution to PGIM Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters and market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PGIM Fixed Income’s operating income and the percentage used to calculate the pool may be refined by factors, such as:

- business initiatives,

- the number of investment professionals receiving a bonus; and/or related peer group compensation,

- financial metrics of the business relative to those of appropriate peer groups, and

- investment performance of portfolios relative to appropriate peer groups and/or as measured against relevant investment indices.

Long-term compensation consists of Prudential Financial restricted stock and grants under the long-term incentive plan and targeted long-term incentive plan. Grants under the long-term incentive plan and targeted long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the long-term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based, in part, on the performance of investment composites representing a number of PGIM Fixed Income’s investment strategies. With respect to targeted long-term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based on the performance of either (i) a long-short investment composite or (ii) a commingled investment vehicle. An investment composite is an aggregation of accounts with similar investment strategies. The long-term incentive plan is designed to more closely align compensation with investment performance and the growth of PGIM Fixed Income’s business. In addition, the targeted long-term incentive plan is designed to align the interests of certain of PGIM Fixed Income’s investment professionals with a performance of a particular long-short composite or commingled investment vehicle. The chief investment officer/head of PGIM Fixed Income also received (i) performance shares which represent the right to receive shared of Prudential Financial common stock conditioned upon, and subject to, the achievement of specified financial performance goals b Prudential Financial, and (ii) book value unite which track the book value per share of Prudential Financial and (iii) Prudential Financial stock options. Each of the restricted stock, long-term incentive plan grants performance shares and book value united and stock options is subject to vesting requirements.

CONFLICTS OF INTEREST. Like other investment advisers, PGIM Fixed Income is subject to various conflicts of interest in the ordinary course of its business. PGIM Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, PGIM Fixed Income seeks to address such conflicts through one or more of the following methods:

• elimination of the conflict;

• disclosure of the conflict; or

• management of the conflict through the adoption of appropriate policies. Procedures or other mitigants.

PGIM Fixed Income follows the policies of Prudential Financial, Inc. (Prudential Financial) on business ethics, personal securities trading by investment personnel, and information barriers. PGIM Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest. PGIM Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how PGIM Fixed Income addresses these conflicts.

●

Performance Fees— PGIM Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management may be deemed to create an incentive for PGIM Fixed Income and its investment professionals to favor one account over another. Specifically, PGIM Fixed Income or its affiliates could be considered to have the incentive to favor accounts for which PGIM Fixed Income or an affiliate receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

●

Affiliated accounts— PGIM Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Fixed Income could be considered to have an incentive to favor accounts of affiliates over others.

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Large accounts—large accounts typically generate more revenue than do smaller accounts and certain of PGIM Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could be considered to have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Fixed Income.

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Long only and long/short accounts— PGIM Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. PGIM Fixed Income may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. In addition, purchases for long only accounts could have a negative impact on the short positions.
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Securities of the same kind or class— PGIM Fixed Income sometimes buys or sells for one client account securities of the same kind or class that are purchased or sold for another client at prices that may be different. PGIM Fixed Income may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account due to differences in investment strategy or client direction. Different strategies trading in the same securities or types of securities may appear as inconsistencies in PGIM Fixed Income’s management of multiple accounts side-by-side.

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Financial interests of investment professionals— PGIM Fixed Income investment professionals may invest in certain investment vehicles that it manages, including mutual funds and private funds. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial. In addition, the value of grants under PGIM Fixed Income’s long-term incentive plan and targeted long-term incentive plan is affected by the performance of certain client accounts. As a result, PGIM Fixed Income investment professionals may have financial interests in accounts managed by PGIM Fixed Income or that are related to the performance of certain client accounts.

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Non-discretionary accounts— PGIM Fixed Income provides non-discretionary investment advice to some clients and manages others on a discretionary basis. Trades in non-discretionary accounts could occur before, in concert with, or after PGIM Fixed Income executes similar trades in its discretionary accounts. The non-discretionary clients may be disadvantaged if PGIM Fixed Income delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa.

How PGIM Fixed Income Addresses These Conflicts of Interest. PGIM Fixed Income has developed policies and procedures designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

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The chief investments officer/ head of PGIM Fixed Income periodically review and compares performance and performance attribution for each client account within its various strategies during meetings typically attended by members of PGIM Fixed Income’s senior leadership team, chief compliance officer or his designed, and senior portfolio managers.

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In keeping with PGIM Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its accounts fairly and equitably over time. PGIM Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Its compliance group periodically reviews a sampling of new issue allocations and related documentation to confirm compliance with the trade aggregation and allocation procedures. In addition, the compliance and investment risk management groups review forensic reports regarding new issue and secondary trade activity on a quarterly basis. This forensic analysis includes such data as: (i) the number of new issues allocated in the strategy; (ii) the size of new issue allocations to each portfolio in the strategy; (iii) the profitability of new issue transactions; and (iv) portfolio turnover. The results of these analyses are reviewed and discussed at PGIM Fixed Income’s trade management oversight committee meetings. The procedures above are designed to detect patterns and anomalies in PGIM Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.

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PGIM Fixed Income has procedures that specifically address its side-by-side management of long/short and long only portfolios. These procedures address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

Conflicts Related to PGIM Fixed Income’s Affiliations. As an indirect wholly-owned subsidiary of Prudential Financial, PGIM Fixed Income is part of a diversified, global financial services organization. PGIM Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of some of these affiliates.

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Conflicts Arising Out of Legal Restrictions. PGIM Fixed Income may be restricted by law, regulation, contract or other constraints as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of its relationship with Prudential Financial and its other affiliates. For example, PGIM Fixed Income does not purchase securities issued by Prudential Financial for client accounts. In addition, PGIM Fixed Income’s holdings of a security on behalf of its clients are required, under some SEC rules, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds, and Prudential Financial tracks these aggregated holdings and may restrict purchases to avoid exceeding these thresholds because of the potential consequences to Prudential Financial, Inc. if such thresholds are exceeded. In addition, PGIM Fixed Income could receive material, non-public information with respect to a particular issuer and, as a result, be unable to execute transactions in securities of that issuer for its clients. For example, PGIM Fixed Income’s bank loan team often invests in private bank loans in connection with which the borrower provides material, non-public information, resulting in restrictions on trading securities issued by those borrowers. PGIM Fixed Income has procedures in place to carefully consider whether to intentionally accept material, non-public information with respect to certain issuers. PGIM Fixed Income is generally able to avoid receiving material, non-public information from its affiliates and other units within PGIM, Inc. by maintaining information barriers. In some instances, it may create an isolated information barrier around a small number of its employees so that material, non-public information received by such employees is not attributed to the rest of PGIM Fixed Income.

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Conflicts Related to Outside Business Activity. From time to time, certain of PGIM Fixed Income employees or officers may engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to PGIM Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. PGIM Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, nonpublic information regarding an issuer.

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Conflicts Related to Investment of Client Assets in Affiliated Funds. PGIM Fixed Income may invest client assets in funds that it manages, or sub advises for an affiliate. PGIM Fixed Income may also invest cash collateral from securities lending transactions in these funds. These investments benefit both PGIM Fixed Income and its affiliate.

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PICA General Account. Because of the substantial size of the general account of The Prudential Insurance Company of America (PICA), trading by PICA’s general account, including PGIM Fixed Income’s trades on behalf of the account, may affect market prices. Although PGIM Fixed Income does not expect that PICA’s general account will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

Conflicts Related to Securities Holdings and Other Financial Interests

Prudential Financial, PICA, PGIM Fixed Income and other affiliates of PGIM at times have financial interests in, or relationships with, companies whose securities PGIM Fixed Income holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Fixed Income or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by us on behalf of PGIM Fixed Income’s client accounts. For example:

●	PGIM Fixed Income invests in the securities of one or more clients for the accounts of other clients.
●	PGIM Fixed Income’s affiliates sell various products and/or services to certain companies whose securities we purchase and sell for PGIM Fixed Income clients.
●	PGIM Fixed Income invest in the debt securities of companies whose equity is held by its affiliates.
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PGIM Fixed Income’s affiliates hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as other client accounts but at different levels in the capital structure. For example:

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(i) Affiliated accounts can hold the senior debt of an issuer whose subordinated debt is held by PGIM Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. In the event of restructuring or insolvency, the affiliated accounts as holders of senior debt may exercise remedies and take other actions that are not in the interest of, or are adverse to, other clients that are the holders of junior debt.
o

(ii) To the extent permitted by applicable law, PGIM Fixed Income may also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM Fixed Income’s interest in having the debt repaid creates a conflict of interest. PGIM Fixed Income has adopted a refinancing policy to address this conflict.

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Certain of PGIM Fixed Income’s affiliates (as well as directors or officers of its affiliates) are officers or directors of issuers in which PGIM Fixed Income invests from time to time. These issuers may also be service providers to PGIM Fixed Income or its affiliates.

●	In addition, PGIM Fixed Income may invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.

In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.

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Conflicts Related to the Offer and Sale of Securities. Certain of PGIM Fixed Income’s employees may offer and sell securities of, and interests in, commingled funds that it manages, or sub advises. There is an incentive for PGIM Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.

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Conflicts Related to Long-Term Compensation. The performance of many client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a small number of our investment strategies is covered under PGIM Fixed Income’s targeted long-term incentive plan. As a result of the long-term incentive plan and targeted long-term incentive plan, PGIM Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. To address potential conflicts related to these financial interests, PGIM Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to confirm that each of its client accounts is managed in a manner that is consistent with PGIM Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, PGIM Fixed Income’s chief investment officer/head reviews performance among similarly managed accounts on a quarterly basis during meetings typically attended by members of PGIM Fixed Income’s senior leadership team, chief compliance officer or his designee, and senior portfolio managers.

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Conflicts Related to Trading – Personal Trading by Employees. Personal trading by PGIM Fixed Income employees creates a conflict when they are trading the same securities or types of securities as PGIM Fixed Income trades on behalf of its clients. This conflict is mitigated by PGIM Fixed Income’s personal trading standards and procedures.

Other Financial Interests. PGIM Fixed Income and its affiliates may also have financial interests or relationships with issuers whose securities it invests in for client accounts. These interests can include debt or equity financing, strategic corporate relationships or investments, and the offering of investment advice in various forms. For example, PGIM Fixed Income may invest client assets in the securities of issuers that are also its advisory clients.

In general, conflicts related to the securities holdings and financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.

Conflicts Related to Valuation and Fees.

When client accounts hold illiquid or difficult to value investments, PGIM Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its management fees are generally based on the value of assets under management. PGIM Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests.

Conflicts Related to Securities Lending Fees

When PGIM Fixed Income manages a client account and also serves as securities lending agent for the account, it could be considered to have the incentive to invest in securities that would yield higher securities lending rates.

Item 9 –

Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – There have been no purchases of equity securities by the registrant or any affiliated purchasers during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	PGIM Global Short Duration High Yield Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	September 18, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 18, 2018

By:	/s/ Brian D. Nee
Brian D. Nee
Treasurer and Principal Financial and Accounting Officer

Date:	September 18, 2018